JNLNY Separate Account IV

Financial Statements

December 31, 2022

JNLNY Separate Account IV
Statements of Assets and Liabilities
December 31, 2022

	JNL Multi-Manager Emerging Markets Equity Fund - Class I	JNL Multi-Manager Small Cap Growth Fund - Class I	JNL Multi-Manager Small Cap Value Fund - Class I	JNL/American Funds Balanced Fund - Class I	JNL/BlackRock Large Cap Select Growth Fund - Class I	JNL/Causeway International Value Select Fund - Class I	JNL/DFA U.S. Core Equity Fund - Class I
Assets
Investments in Funds, at fair value	$—	$7,182	$4,120	$—	$5,371	$2,128	$—
Receivables:
Investments in Fund shares sold	—	12	9	—	—	5	—
Investment Division units sold	—	—	—	—	—	—	—
Total assets	—	7,194	4,129	—	5,371	2,133	—

Liabilities
Payables:
Investments in Fund shares purchased	—	—	—	—	—	—	—
Investment Division units redeemed	—	12	9	—	—	5	—
Insurance fees due to Jackson
of New York	—	—	—	—	—	—	—
Total liabilities	—	12	9	—	—	5	—
Net assets	$—	$7,182	$4,120	$—	$5,371	$2,128	$—

Investments in Funds, shares outstanding	—	203	250	—	109	136	—
Investments in Funds, at cost	$—	$6,045	$3,176	$—	$4,421	$2,153	$—

JNLNY Separate Account IV
Statements of Operations
For the Year Ended December 31, 2022

	JNL Multi-Manager Emerging Markets Equity Fund - Class I	JNL Multi-Manager Small Cap Growth Fund - Class I	JNL Multi-Manager Small Cap Value Fund - Class I	JNL/American Funds Balanced Fund - Class I	JNL/BlackRock Large Cap Select Growth Fund - Class I	JNL/Causeway International Value Select Fund - Class I	JNL/DFA U.S. Core Equity Fund - Class I
Investment Income
Dividends	$—	$—	$—	$—	$—	$34	$—
Expenses
Asset-based charges	—	19	11	—	16	5	—
Total expenses	—	19	11	—	16	5	—
Net investment income (loss)	—	(19)	(11)	—	(16)	29	—

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from Funds	—	—	—	—	—	—	—
Sales of investments in Funds	—	537	26	—	36	(4)	—
Net change in unrealized appreciation
(depreciation) on investments in Funds	—	(3,549)	(598)	—	(3,175)	(191)	—
Net realized and unrealized gain (loss)	—	(3,012)	(572)	—	(3,139)	(195)	—

Net change in net assets
from operations	$—	$(3,031)	$(583)	$—	$(3,155)	$(166)	$—

See Notes to the Financial Statements.

1

JNLNY Separate Account IV
Statements of Assets and Liabilities
December 31, 2022

	JNL/DoubleLine Core Fixed Income Fund - Class I	JNL/Fidelity Institutional Asset Management Total Bond Fund - Class I	JNL/Franklin Templeton Income Fund - Class I	JNL/Goldman Sachs 4 Fund - Class A	JNL/Invesco Global Growth Fund - Class I	JNL/Invesco Small Cap Growth Fund - Class I	JNL/JPMorgan MidCap Growth Fund - Class I
Assets
Investments in Funds, at fair value	$—	$8,398	$—	$—	$17,517	$11,807	$6,705
Receivables:
Investments in Fund shares sold	—	—	—	—	9	12	15
Investment Division units sold	—	—	—	—	—	—	—
Total assets	—	8,398	—	—	17,526	11,819	6,720

Liabilities
Payables:
Investments in Fund shares purchased	—	—	—	—	—	—	—
Investment Division units redeemed	—	—	—	—	9	12	15
Insurance fees due to Jackson
of New York	—	—	—	—	—	—	—
Total liabilities	—	—	—	—	9	12	15
Net assets	$—	$8,398	$—	$—	$17,517	$11,807	$6,705

Investments in Funds, shares outstanding	—	731	—	—	905	385	130
Investments in Funds, at cost	$—	$9,362	$—	$—	$15,452	$13,172	$3,397

JNLNY Separate Account IV
Statements of Operations
For the Year Ended December 31, 2022

	JNL/DoubleLine Core Fixed Income Fund - Class I	JNL/Fidelity Institutional Asset Management Total Bond Fund - Class I	JNL/Franklin Templeton Income Fund - Class I	JNL/Goldman Sachs 4 Fund - Class A	JNL/Invesco Global Growth Fund - Class I	JNL/Invesco Small Cap Growth Fund - Class I	JNL/JPMorgan MidCap Growth Fund - Class I
Investment Income
Dividends	$—	$—	$—	$—	$—	$—	$—
Expenses
Asset-based charges	—	21	—	—	46	32	18
Total expenses	—	21	—	—	46	32	18
Net investment income (loss)	—	(21)	—	—	(46)	(32)	(18)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from Funds	—	—	—	—	—	—	—
Sales of investments in Funds	—	(77)	—	—	544	(15)	99
Net change in unrealized appreciation
(depreciation) on investments in Funds	—	(1,088)	—	—	(7,982)	(6,285)	(2,621)
Net realized and unrealized gain (loss)	—	(1,165)	—	—	(7,438)	(6,300)	(2,522)

Net change in net assets
from operations	$—	$(1,186)	$—	$—	$(7,484)	$(6,332)	$(2,540)

See Notes to the Financial Statements.

2

JNLNY Separate Account IV
Statements of Assets and Liabilities
December 31, 2022

	JNL/JPMorgan U.S. Government & Quality Bond Fund - Class I	JNL/JPMorgan U.S. Value Fund - Class I	JNL/Mellon Bond Index Fund - Class I	JNL/Mellon Communication Services Sector Fund - Class I	JNL/Mellon Consumer Discretionary Sector Fund - Class I	JNL/Mellon Energy Sector Fund - Class I	JNL/Mellon Financial Sector Fund - Class I
Assets
Investments in Funds, at fair value	$6,983	$—	$—	$107	$—	$3,520	$161
Receivables:
Investments in Fund shares sold	—	—	—	—	—	7	—
Investment Division units sold	—	—	—	—	—	—	—
Total assets	6,983	—	—	107	—	3,527	161

Liabilities
Payables:
Investments in Fund shares purchased	—	—	—	—	—	—	—
Investment Division units redeemed	—	—	—	—	—	7	—
Insurance fees due to Jackson
of New York	—	—	—	—	—	—	—
Total liabilities	—	—	—	—	—	7	—
Net assets	$6,983	$—	$—	$107	$—	$3,520	$161

Investments in Funds, shares outstanding	525	—	—	9	—	94	10
Investments in Funds, at cost	$7,470	$—	$—	$162	$—	$2,349	$170

JNLNY Separate Account IV
Statements of Operations
For the Year Ended December 31, 2022

	JNL/JPMorgan U.S. Government & Quality Bond Fund - Class I	JNL/JPMorgan U.S. Value Fund - Class I	JNL/Mellon Bond Index Fund - Class I	JNL/Mellon Communication Services Sector Fund - Class I	JNL/Mellon Consumer Discretionary Sector Fund - Class I	JNL/Mellon Energy Sector Fund - Class I	JNL/Mellon Financial Sector Fund - Class I
Investment Income
Dividends	$—	$—	$—	$—	$—	$—	$—
Expenses
Asset-based charges	21	—	—	—	—	8	—
Total expenses	21	—	—	—	—	8	—
Net investment income (loss)	(21)	—	—	—	—	(8)	—

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from Funds	—	—	—	—	—	—	—
Sales of investments in Funds	(59)	—	—	(4)	—	44	(3)
Net change in unrealized appreciation
(depreciation) on investments in Funds	(1,008)	—	—	(66)	—	1,305	(11)
Net realized and unrealized gain (loss)	(1,067)	—	—	(70)	—	1,349	(14)

Net change in net assets
from operations	$(1,088)	$—	$—	$(70)	$—	$1,341	$(14)

See Notes to the Financial Statements.

3

JNLNY Separate Account IV
Statements of Assets and Liabilities
December 31, 2022

	JNL/Mellon Healthcare Sector Fund - Class I	JNL/Mellon Information Technology Sector Fund - Class I	JNL/Mellon International Index Fund - Class I	JNL/Mellon S&P 400 MidCap Index Fund - Class I	JNL/Mellon S&P 500 Index Fund - Class I	JNL/Mellon Small Cap Index Fund - Class I	JNL/MFS Mid Cap Value Fund - Class I
Assets
Investments in Funds, at fair value	$175	$—	$2,276	$1,711	$46,768	$912	$1,454
Receivables:
Investments in Fund shares sold	—	—	5	—	—	—	—
Investment Division units sold	—	—	—	—	—	—	—
Total assets	175	—	2,281	1,711	46,768	912	1,454

Liabilities
Payables:
Investments in Fund shares purchased	—	—	—	—	—	—	—
Investment Division units redeemed	—	—	5	—	—	—	—
Insurance fees due to Jackson
of New York	—	—	—	—	—	—	—
Total liabilities	—	—	5	—	—	—	—
Net assets	$175	$—	$2,276	$1,711	$46,768	$912	$1,454

Investments in Funds, shares outstanding	4	—	165	61	1,518	39	88
Investments in Funds, at cost	$170	$—	$2,224	$1,461	$38,043	$944	$1,441

JNLNY Separate Account IV
Statements of Operations
For the Year Ended December 31, 2022

	JNL/Mellon Healthcare Sector Fund - Class I	JNL/Mellon Information Technology Sector Fund - Class I	JNL/Mellon International Index Fund - Class I	JNL/Mellon S&P 400 MidCap Index Fund - Class I	JNL/Mellon S&P 500 Index Fund - Class I	JNL/Mellon Small Cap Index Fund - Class I	JNL/MFS Mid Cap Value Fund - Class I
Investment Income
Dividends	$—	$—	$12	$—	$—	$—	$—
Expenses
Asset-based charges	—	—	6	4	123	2	3
Total expenses	—	—	6	4	123	2	3
Net investment income (loss)	—	—	6	(4)	(123)	(2)	(3)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from Funds	—	—	52	—	—	—	—
Sales of investments in Funds	(1)	—	4	103	672	(96)	(7)
Net change in unrealized appreciation
(depreciation) on investments in Funds	(2)	—	(446)	(346)	(11,157)	(73)	(84)
Net realized and unrealized gain (loss)	(3)	—	(390)	(243)	(10,485)	(169)	(91)

Net change in net assets
from operations	$(3)	$—	$(384)	$(247)	$(10,608)	$(171)	$(94)

See Notes to the Financial Statements.

4

JNLNY Separate Account IV
Statements of Assets and Liabilities
December 31, 2022

	JNL/PPM America High Yield Bond Fund - Class I	JNL/RAFI Multi-Factor U.S. Equity Fund - Class I	JNL/T. Rowe Price Established Growth Fund - Class I	JNL/T. Rowe Price Mid-Cap Growth Fund - Class I	JNL/T. Rowe Price Short-Term Bond Fund - Class I	JNL/T. Rowe Price Value Fund - Class I	JNL/William Blair International Leaders Fund - Class I
Assets
Investments in Funds, at fair value	$7,786	$255,360	$10,927	$6,899	$—	$—	$3,106
Receivables:
Investments in Fund shares sold	—	2	—	—	—	—	5
Investment Division units sold	—	—	—	—	—	—	—
Total assets	7,786	255,362	10,927	6,899	—	—	3,111

Liabilities
Payables:
Investments in Fund shares purchased	—	—	—	—	—	—	—
Investment Division units redeemed	—	—	—	—	—	—	5
Insurance fees due to Jackson
of New York	—	2	—	—	—	—	—
Total liabilities	—	2	—	—	—	—	5
Net assets	$7,786	$255,360	$10,927	$6,899	$—	$—	$3,106

Investments in Funds, shares outstanding	481	13,848	218	107	—	—	295
Investments in Funds, at cost	$7,805	$190,918	$14,998	$8,028	$—	$—	$3,803

JNLNY Separate Account IV
Statements of Operations
For the Year Ended December 31, 2022

	JNL/PPM America High Yield Bond Fund - Class I	JNL/RAFI Multi-Factor U.S. Equity Fund - Class I	JNL/T. Rowe Price Established Growth Fund - Class I	JNL/T. Rowe Price Mid-Cap Growth Fund - Class I	JNL/T. Rowe Price Short-Term Bond Fund - Class I	JNL/T. Rowe Price Value Fund - Class I	JNL/William Blair International Leaders Fund - Class I
Investment Income
Dividends	$—	$—	$—	$—	$—	$—	$68
Expenses
Asset-based charges	19	644	30	17	—	—	8
Total expenses	19	644	30	17	—	—	8
Net investment income (loss)	(19)	(644)	(30)	(17)	—	—	60

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from Funds	—	—	—	—	—	—	448
Sales of investments in Funds	(1)	4,664	(811)	(214)	—	—	(8)
Net change in unrealized appreciation
(depreciation) on investments in Funds	(953)	(26,571)	(5,319)	(1,577)	—	—	(1,467)
Net realized and unrealized gain (loss)	(954)	(21,907)	(6,130)	(1,791)	—	—	(1,027)

Net change in net assets
from operations	$(973)	$(22,551)	$(6,160)	$(1,808)	$—	$—	$(967)

See Notes to the Financial Statements.

5

JNLNY Separate Account IV
Statements of Assets and Liabilities
December 31, 2022

	JNL/WMC Balanced Fund - Class I	JNL/WMC Global Real Estate Fund - Class I	JNL/WMC Government Money Market Fund - Class I	JNL/WMC Value Fund - Class I
Assets
Investments in Funds, at fair value	$—	$2,134	$159	$306
Receivables:
Investments in Fund shares sold	—	5	—	—
Investment Division units sold	—	—	—	—
Total assets	—	2,139	159	306

Liabilities
Payables:
Investments in Fund shares purchased	—	—	—	—
Investment Division units redeemed	—	5	—	—
Insurance fees due to Jackson
of New York	—	—	—	—
Total liabilities	—	5	—	—
Net assets	$—	$2,134	$159	$306

Investments in Funds, shares outstanding	—	237	159	10
Investments in Funds, at cost	$—	$2,339	$159	$284

JNLNY Separate Account IV
Statements of Operations
For the Year Ended December 31, 2022

	JNL/WMC Balanced Fund - Class I	JNL/WMC Global Real Estate Fund - Class I	JNL/WMC Government Money Market Fund - Class I	JNL/WMC Value Fund - Class I
Investment Income
Dividends	$—	$—	$2	$—
Expenses
Asset-based charges	—	6	—	—
Total expenses	—	6	—	—
Net investment income (loss)	—	(6)	2	—

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from Funds	—	—	—	—
Sales of investments in Funds	—	—	—	7
Net change in unrealized appreciation
(depreciation) on investments in Funds	—	(820)	—	(18)
Net realized and unrealized gain (loss)	—	(820)	—	(11)

Net change in net assets
from operations	$—	$(826)	$2	$(11)

See Notes to the Financial Statements.

6

JNLNY Separate Account IV
Statements of Changes in Net Assets
December 31, 2022

	JNL Multi-Manager Emerging Markets Equity Fund - Class I	JNL Multi-Manager Small Cap Growth Fund - Class I	JNL Multi-Manager Small Cap Value Fund - Class I	JNL/American Funds Balanced Fund - Class I	JNL/BlackRock Large Cap Select Growth Fund - Class I	JNL/Causeway International Value Select Fund - Class I	JNL/DFA U.S. Core Equity Fund - Class I
Operations
Net investment income (loss)	$—	$(19)	$(11)	$—	$(16)	$29	$—
Net realized gain (loss) on investments in Funds	—	537	26	—	36	(4)	—
Net change in unrealized appreciation
(depreciation) on investments in Funds	—	(3,549)	(598)	—	(3,175)	(191)	—
Net change in net assets
from operations	—	(3,031)	(583)	—	(3,155)	(166)	—

Contract transactions
Purchase payments	—	2,640	—	—	407	—	—
Transfers between Investment Divisions	—	152	—	—	—	—	—
Contract owner charges	—	(2,075)	(102)	—	(116)	(50)	—
Net change in net assets
from contract transactions	—	717	(102)	—	291	(50)	—

Net change in net assets	—	(2,314)	(685)	—	(2,864)	(216)	—

Net assets beginning of year	—	9,496	4,805	—	8,235	2,344	—

Net assets end of year	$—	$7,182	$4,120	$—	$5,371	$2,128	$—

Contract unit transactions
Units outstanding at beginning of year	—	72	130	—	49	95	—
Units issued	—	28	—	—	3	—	—
Units redeemed	—	(21)	(3)	—	(1)	(2)	—
Units outstanding at end of year	—	79	127	—	51	93	—
Cost of purchases and proceeds
from sales of the Investments in Funds
Cost of purchases	$—	$2,796	$—	$—	$407	$34	$—
Proceeds from sales	$—	$2,098	$113	$—	$132	$55	$—

See Notes to the Financial Statements.

7

JNLNY Separate Account IV
Statements of Changes in Net Assets
December 31, 2022

	JNL/DoubleLine Core Fixed Income Fund - Class I	JNL/Fidelity Institutional Asset Management Total Bond Fund - Class I	JNL/Franklin Templeton Income Fund - Class I	JNL/Goldman Sachs 4 Fund - Class A	JNL/Invesco Global Growth Fund - Class I	JNL/Invesco Small Cap Growth Fund - Class I	JNL/JPMorgan MidCap Growth Fund - Class I
Operations
Net investment income (loss)	$—	$(21)	$—	$—	$(46)	$(32)	$(18)
Net realized gain (loss) on investments in Funds	—	(77)	—	—	544	(15)	99
Net change in unrealized appreciation
(depreciation) on investments in Funds	—	(1,088)	—	—	(7,982)	(6,285)	(2,621)
Net change in net assets
from operations	—	(1,186)	—	—	(7,484)	(6,332)	(2,540)

Contract transactions
Purchase payments	—	1,160	—	—	3,086	509	—
Transfers between Investment Divisions	—	847	—	—	1,950	—	—
Contract owner charges	—	(861)	—	—	(2,602)	(292)	(174)
Net change in net assets
from contract transactions	—	1,146	—	—	2,434	217	(174)

Net change in net assets	—	(40)	—	—	(5,050)	(6,115)	(2,714)

Net assets beginning of year	—	8,438	—	—	22,567	17,922	9,419

Net assets end of year	$—	$8,398	$—	$—	$17,517	$11,807	$6,705

Contract unit transactions
Units outstanding at beginning of year	—	204	—	—	414	223	58
Units issued	—	54	—	—	127	9	—
Units redeemed	—	(24)	—	—	(67)	(5)	(1)
Units outstanding at end of year	—	234	—	—	474	227	57
Cost of purchases and proceeds
from sales of the Investments in Funds
Cost of purchases	$—	$2,016	$—	$—	$5,101	$509	$—
Proceeds from sales	$—	$891	$—	$—	$2,713	$324	$192

See Notes to the Financial Statements.

8

JNLNY Separate Account IV
Statements of Changes in Net Assets
December 31, 2022

	JNL/JPMorgan U.S. Government & Quality Bond Fund - Class I	JNL/JPMorgan U.S. Value Fund - Class I	JNL/Mellon Bond Index Fund - Class I	JNL/Mellon Communication Services Sector Fund - Class I	JNL/Mellon Consumer Discretionary Sector Fund - Class I	JNL/Mellon Energy Sector Fund - Class I	JNL/Mellon Financial Sector Fund - Class I
Operations
Net investment income (loss)	$(21)	$—	$—	$—	$—	$(8)	$—
Net realized gain (loss) on investments in Funds	(59)	—	—	(4)	—	44	(3)
Net change in unrealized appreciation
(depreciation) on investments in Funds	(1,008)	—	—	(66)	—	1,305	(11)
Net change in net assets
from operations	(1,088)	—	—	(70)	—	1,341	(14)

Contract transactions
Purchase payments	—	—	—	—	—	71	112
Transfers between Investment Divisions	(25)	—	—	56	—	22	6
Contract owner charges	(1,941)	—	—	(20)	—	(110)	(30)
Net change in net assets
from contract transactions	(1,966)	—	—	36	—	(17)	88

Net change in net assets	(3,054)	—	—	(34)	—	1,324	74

Net assets beginning of year	10,037	—	—	141	—	2,196	87

Net assets end of year	$6,983	$—	$—	$107	$—	$3,520	$161

Contract unit transactions
Units outstanding at beginning of year	316	—	—	6	—	55	7
Units issued	—	—	—	3	—	3	4
Units redeemed	(67)	—	—	(1)	—	(4)	(1)
Units outstanding at end of year	249	—	—	8	—	54	10
Cost of purchases and proceeds
from sales of the Investments in Funds
Cost of purchases	$—	$—	$—	$59	$—	$171	$119
Proceeds from sales	$1,987	$—	$—	$23	$—	$196	$31

See Notes to the Financial Statements.

9

JNLNY Separate Account IV
Statements of Changes in Net Assets
December 31, 2022

	JNL/Mellon Healthcare Sector Fund - Class I	JNL/Mellon Information Technology Sector Fund - Class I	JNL/Mellon International Index Fund - Class I	JNL/Mellon S&P 400 MidCap Index Fund - Class I	JNL/Mellon S&P 500 Index Fund - Class I	JNL/Mellon Small Cap Index Fund - Class I	JNL/MFS Mid Cap Value Fund - Class I
Operations
Net investment income (loss)	$—	$—	$6	$(4)	$(123)	$(2)	$(3)
Net realized gain (loss) on investments in Funds	(1)	—	56	103	672	(96)	(7)
Net change in unrealized appreciation
(depreciation) on investments in Funds	(2)	—	(446)	(346)	(11,157)	(73)	(84)
Net change in net assets
from operations	(3)	—	(384)	(247)	(10,608)	(171)	(94)

Contract transactions
Purchase payments	112	—	—	416	1,640	2,235	2,569
Transfers between Investment Divisions	7	—	—	87	(1,634)	—	21
Contract owner charges	(33)	—	(55)	(510)	(680)	(1,987)	(2,168)
Net change in net assets
from contract transactions	86	—	(55)	(7)	(674)	248	422

Net change in net assets	83	—	(439)	(254)	(11,282)	77	328

Net assets beginning of year	92	—	2,715	1,965	58,050	835	1,126

Net assets end of year	$175	$—	$2,276	$1,711	$46,768	$912	$1,454

Contract unit transactions
Units outstanding at beginning of year	2	—	83	28	1,060	14	27
Units issued	2	—	—	9	37	44	66
Units redeemed	(1)	—	(2)	(9)	(50)	(39)	(55)
Units outstanding at end of year	3	—	81	28	1,047	19	38
Cost of purchases and proceeds
from sales of the Investments in Funds
Cost of purchases	$119	$—	$64	$516	$1,769	$2,235	$2,592
Proceeds from sales	$33	$—	$61	$527	$2,566	$1,989	$2,173

See Notes to the Financial Statements.

10

JNLNY Separate Account IV
Statements of Changes in Net Assets
December 31, 2022

	JNL/PPM America High Yield Bond Fund - Class I	JNL/RAFI Multi-Factor U.S. Equity Fund - Class I	JNL/T. Rowe Price Established Growth Fund - Class I	JNL/T. Rowe Price Mid-Cap Growth Fund - Class I	JNL/T. Rowe Price Short-Term Bond Fund - Class I	JNL/T. Rowe Price Value Fund - Class I	JNL/William Blair International Leaders Fund - Class I
Operations
Net investment income (loss)	$(19)	$(644)	$(30)	$(17)	$—	$—	$60
Net realized gain (loss) on investments in Funds	(1)	4,664	(811)	(214)	—	—	440
Net change in unrealized appreciation
(depreciation) on investments in Funds	(953)	(26,571)	(5,319)	(1,577)	—	—	(1,467)
Net change in net assets
from operations	(973)	(22,551)	(6,160)	(1,808)	—	—	(967)

Contract transactions
Purchase payments	222	9,723	4,883	1,897	—	—	446
Transfers between Investment Divisions	386	(3,492)	28	—	—	—	28
Contract owner charges	—	(13,762)	(3,336)	(1,407)	—	—	(177)
Net change in net assets
from contract transactions	608	(7,531)	1,575	490	—	—	297

Net change in net assets	(365)	(30,082)	(4,585)	(1,318)	—	—	(670)

Net assets beginning of year	8,151	285,442	15,512	8,217	—	—	3,776

Net assets end of year	$7,786	$255,360	$10,927	$6,899	$—	$—	$3,106

Contract unit transactions
Units outstanding at beginning of year	237	7,281	78	33	—	—	89
Units issued	19	274	35	9	—	—	14
Units redeemed	—	(476)	(23)	(7)	—	—	(5)
Units outstanding at end of year	256	7,079	90	35	—	—	98
Cost of purchases and proceeds
from sales of the Investments in Funds
Cost of purchases	$608	$9,732	$4,913	$1,897	$—	$—	$992
Proceeds from sales	$19	$17,907	$3,368	$1,424	$—	$—	$187

See Notes to the Financial Statements.

11

JNLNY Separate Account IV
Statements of Changes in Net Assets
December 31, 2022

	JNL/WMC Balanced Fund - Class I	JNL/WMC Global Real Estate Fund - Class I	JNL/WMC Government Money Market Fund - Class I	JNL/WMC Value Fund - Class I
Operations
Net investment income (loss)	$—	$(6)	$2	$—
Net realized gain (loss) on investments in Funds	—	—	—	7
Net change in unrealized appreciation
(depreciation) on investments in Funds	—	(820)	—	(18)
Net change in net assets
from operations	—	(826)	2	(11)

Contract transactions
Purchase payments	—	—	71	71
Transfers between Investment Divisions	—	—	55	82
Contract owner charges	—	(58)	(15)	(38)
Net change in net assets
from contract transactions	—	(58)	111	115

Net change in net assets	—	(884)	113	104

Net assets beginning of year	—	3,018	46	202

Net assets end of year	$—	$2,134	$159	$306

Contract unit transactions
Units outstanding at beginning of year	—	109	6	3
Units issued	—	—	11	3
Units redeemed	—	(3)	(4)	(1)
Units outstanding at end of year	—	106	13	5
Cost of purchases and proceeds
from sales of the Investments in Funds
Cost of purchases	$—	$—	$173	$171
Proceeds from sales	$—	$64	$60	$56

See Notes to the Financial Statements.

12

JNLNY Separate Account IV
Statements of Changes in Net Assets
December 31, 2021

	JNL Multi-Manager Emerging Markets Equity Fund - Class I	JNL Multi-Manager Small Cap Growth Fund - Class I	JNL Multi-Manager Small Cap Value Fund - Class I	JNL/American Funds Balanced Fund - Class I	JNL/BlackRock Large Cap Select Growth Fund - Class I	JNL/Causeway International Value Select Fund - Class I	JNL/DFA U.S. Core Equity Fund - Class I
Operations
Net investment income (loss)	$—	$(70)	$(11)	$—	$(59)	$28	$—
Net realized gain (loss) on investments in Funds	—	14,554	25	2,509	12,407	2	—
Net change in unrealized appreciation
(depreciation) on investments in Funds	—	(12,958)	897	(2,490)	(8,265)	155	—
Net change in net assets
from operations	—	1,526	911	19	4,083	185	—

Contract transactions
Purchase payments	—	2,617	—	—	305	—	—
Surrenders and terminations	—	(24,159)	—	(9,495)	(25,831)	—	—
Transfers between Investment Divisions	—	(2,119)	—	—	7,050	1	—
Contract owner charges	—	(2,023)	(81)	—	(83)	(41)	—
Net change in net assets
from contract transactions	—	(25,684)	(81)	(9,495)	(18,559)	(40)	—

Net change in net assets	—	(24,158)	830	(9,476)	(14,476)	145	—

Net assets beginning of year	—	33,654	3,975	9,476	22,711	2,199	—

Net assets end of year	$—	$9,496	$4,805	$—	$8,235	$2,344	$—

Contract unit transactions
Units outstanding at beginning of year	—	264	132	355	158	97	—
Units issued	—	20	—	—	48	—	—
Units redeemed	—	(212)	(2)	(355)	(157)	(2)	—
Units outstanding at end of year	—	72	130	—	49	95	—

See Notes to the Financial Statements.

13

JNLNY Separate Account IV
Statements of Changes in Net Assets
December 31, 2021

	JNL/DoubleLine Core Fixed Income Fund - Class I	JNL/Fidelity Institutional Asset Management Total Bond Fund - Class I	JNL/Franklin Templeton Income Fund - Class I	JNL/Goldman Sachs 4 Fund - Class A	JNL/Invesco Global Growth Fund - Class I	JNL/Invesco Small Cap Growth Fund - Class I	JNL/JPMorgan MidCap Growth Fund - Class I
Operations
Net investment income (loss)	$—	$(15)	$—	$—	$(88)	$(38)	$(23)
Net realized gain (loss) on investments in Funds	—	12	—	—	9,736	95	112
Net change in unrealized appreciation
(depreciation) on investments in Funds	—	105	—	—	(4,657)	560	860
Net change in net assets
from operations	—	102	—	—	4,991	617	949

Contract transactions
Purchase payments	—	1,113	—	—	3,050	382	—
Surrenders and terminations	—	—	—	—	(18,742)	—	—
Transfers between Investment Divisions	—	7,356	—	—	(1,509)	8,813	—
Contract owner charges	—	(898)	—	—	(2,465)	(260)	(161)
Net change in net assets
from contract transactions	—	7,571	—	—	(19,666)	8,935	(161)

Net change in net assets	—	7,673	—	—	(14,675)	9,552	788

Net assets beginning of year	—	765	—	—	37,242	8,370	8,631

Net assets end of year	$—	$8,438	$—	$—	$22,567	$17,922	$9,419

Contract unit transactions
Units outstanding at beginning of year	—	18	—	—	792	111	59
Units issued	—	212	—	—	59	115	—
Units redeemed	—	(26)	—	—	(437)	(3)	(1)
Units outstanding at end of year	—	204	—	—	414	223	58

See Notes to the Financial Statements.

14

JNLNY Separate Account IV
Statements of Changes in Net Assets
December 31, 2021

	JNL/JPMorgan U.S. Government & Quality Bond Fund - Class I	JNL/JPMorgan U.S. Value Fund - Class I	JNL/Mellon Bond Index Fund - Class I	JNL/Mellon Communication Services Sector Fund - Class I	JNL/Mellon Consumer Discretionary Sector Fund - Class I	JNL/Mellon Energy Sector Fund - Class I	JNL/Mellon Financial Sector Fund - Class I
Operations
Net investment income (loss)	$(53)	$—	$—	$—	$—	$(5)	$(1)
Net realized gain (loss) on investments in Funds	999	—	—	3	—	(26)	4,505
Net change in unrealized appreciation
(depreciation) on investments in Funds	(1,148)	—	—	11	—	828	(3,836)
Net change in net assets
from operations	(202)	—	—	14	—	797	668

Contract transactions
Purchase payments	—	—	—	—	—	47	112
Surrenders and terminations	(16,657)	—	—	—	—	—	(16,420)
Transfers between Investment Divisions	11,747	—	—	157	—	(63)	(568)
Contract owner charges	(1,816)	—	—	(30)	—	(68)	(25)
Net change in net assets
from contract transactions	(6,726)	—	—	127	—	(84)	(16,901)

Net change in net assets	(6,928)	—	—	141	—	713	(16,233)

Net assets beginning of year	16,965	—	—	—	—	1,483	16,320

Net assets end of year	$10,037	$—	$—	$141	$—	$2,196	$87

Contract unit transactions
Units outstanding at beginning of year	522	—	—	—	—	58	682
Units issued	374	—	—	8	—	1	4
Units redeemed	(580)	—	—	(2)	—	(4)	(679)
Units outstanding at end of year	316	—	—	6	—	55	7

See Notes to the Financial Statements.

15

JNLNY Separate Account IV
Statements of Changes in Net Assets
December 31, 2021

	JNL/Mellon Healthcare Sector Fund - Class I	JNL/Mellon Information Technology Sector Fund - Class I	JNL/Mellon International Index Fund - Class I	JNL/Mellon S&P 400 MidCap Index Fund - Class I	JNL/Mellon S&P 500 Index Fund - Class I	JNL/Mellon Small Cap Index Fund - Class I	JNL/MFS Mid Cap Value Fund - Class I
Operations
Net investment income (loss)	$—	$(2)	$(7)	$(4)	$(147)	$(2)	$(3)
Net realized gain (loss) on investments in Funds	203	31,395	9	142	8,005	121	436
Net change in unrealized appreciation
(depreciation) on investments in Funds	(203)	(32,586)	259	252	5,225	4	(67)
Net change in net assets
from operations	—	(1,193)	261	390	13,083	123	366

Contract transactions
Purchase payments	112	—	—	416	2,148	2,235	2,570
Surrenders and terminations	—	(46,164)	—	—	(20,936)	—	—
Transfers between Investment Divisions	(565)	—	—	(12)	21,056	1	(1,585)
Contract owner charges	(28)	—	(46)	(481)	(638)	(1,729)	(1,829)
Net change in net assets
from contract transactions	(481)	(46,164)	(46)	(77)	1,630	507	(844)

Net change in net assets	(481)	(47,357)	215	313	14,713	630	(478)

Net assets beginning of year	573	47,357	2,500	1,652	43,337	205	1,604

Net assets end of year	$92	$—	$2,715	$1,965	$58,050	$835	$1,126

Contract unit transactions
Units outstanding at beginning of year	8	992	85	29	1,014	4	49
Units issued	2	—	—	7	591	42	69
Units redeemed	(8)	(992)	(2)	(8)	(545)	(32)	(91)
Units outstanding at end of year	2	—	83	28	1,060	14	27

See Notes to the Financial Statements.

16

JNLNY Separate Account IV
Statements of Changes in Net Assets
December 31, 2021

	JNL/PPM America High Yield Bond Fund - Class I	JNL/RAFI Multi-Factor U.S. Equity Fund - Class I	JNL/T. Rowe Price Established Growth Fund - Class I	JNL/T. Rowe Price Mid-Cap Growth Fund - Class I	JNL/T. Rowe Price Short-Term Bond Fund - Class I	JNL/T. Rowe Price Value Fund - Class I	JNL/William Blair International Leaders Fund - Class I
Operations
Net investment income (loss)	$(34)	$(640)	$(28)	$(14)	$—	$—	$41
Net realized gain (loss) on investments in Funds	1,198	13,186	999	65	—	—	2,386
Net change in unrealized appreciation
(depreciation) on investments in Funds	(380)	45,649	101	401	—	—	(2,125)
Net change in net assets
from operations	784	58,195	1,072	452	—	—	302

Contract transactions
Purchase payments	223	8,798	4,705	1,795	—	—	446
Surrenders and terminations	(11,055)	(33,233)	—	—	—	—	(8,289)
Transfers between Investment Divisions	7,497	11,121	9,695	7,052	—	—	(1,969)
Contract owner charges	—	(12,797)	(3,213)	(1,253)	—	—	(158)
Net change in net assets
from contract transactions	(3,335)	(26,111)	11,187	7,594	—	—	(9,970)

Net change in net assets	(2,551)	32,084	12,259	8,046	—	—	(9,668)

Net assets beginning of year	10,702	253,358	3,253	171	—	—	13,444

Net assets end of year	$8,151	$285,442	$15,512	$8,217	$—	$—	$3,776

Contract unit transactions
Units outstanding at beginning of year	328	8,172	19	2	—	—	336
Units issued	229	986	92	36	—	—	11
Units redeemed	(320)	(1,877)	(33)	(5)	—	—	(258)
Units outstanding at end of year	237	7,281	78	33	—	—	89

See Notes to the Financial Statements.

17

JNLNY Separate Account IV
Statements of Changes in Net Assets
December 31, 2021

	JNL/WMC Balanced Fund - Class I	JNL/WMC Global Real Estate Fund - Class I	JNL/WMC Government Money Market Fund - Class I	JNL/WMC Value Fund - Class I
Operations
Net investment income (loss)	$(26)	$(7)	$—	$—
Net realized gain (loss) on investments in Funds	5,477	6	(1)	7
Net change in unrealized appreciation
(depreciation) on investments in Funds	(3,893)	645	—	34
Net change in net assets
from operations	1,558	644	(1)	41

Contract transactions
Purchase payments	—	—	47	47
Surrenders and terminations	(14,750)	—	—	—
Transfers between Investment Divisions	—	—	(149)	(11)
Contract owner charges	—	(48)	(7)	(37)
Net change in net assets
from contract transactions	(14,750)	(48)	(109)	(1)

Net change in net assets	(13,192)	596	(110)	40

Net assets beginning of year	13,192	2,422	156	162

Net assets end of year	$—	$3,018	$46	$202

Contract unit transactions
Units outstanding at beginning of year	156	111	13	3
Units issued	—	—	3	1
Units redeemed	(156)	(2)	(10)	(1)
Units outstanding at end of year	—	109	6	3

See Notes to the Financial Statements.

18

JNLNY Separate Account IV
Financial Highlights
December 31, 2022
	Investment Division Data			Highest Expense Ratio			Lowest Expense Ratio
	Net Assets	Units Outstanding	Investment Income	Unit	Total	Ratio of	Unit	Total	Ratio of
Year ended	(in thousands)($)¥	(in thousands)¥	Ratio(%)*	Value($)§	Return(%)†	Expenses(%)^	Value($)§	Return(%)†	Expenses(%)^
JNL Multi-Manager Emerging Markets Equity Fund - Class I
12/31/2022	—	—	0.00	N/A	N/A	N/A	N/A	N/A	N/A
12/31/2021	—	—	0.00	16.788290	(0.50)	0.90	19.330807	4.15	0.25
12/31/2020	—	—	0.00	16.873175	8.23	0.90	18.560896	8.94	0.25
12/31/2019	—	—	0.00	15.589610	17.11	0.90	17.037850	17.88	0.25
12/31/2018	—	—	0.00	13.311413	(18.87)	0.90	14.453746	(18.34)	0.25
JNL Multi-Manager Small Cap Growth Fund - Class I
12/31/2022	7	0	0.00	90.339131	(31.05)	0.25	N/A	N/A	N/A
12/31/2021	9	0	0.00	111.084457	2.30	0.90	139.571773	9.69	0.25
12/31/2020	34	0	0.00	108.590754	45.55	0.90	127.245572	46.50	0.25
12/31/2019	23	0	0.00	74.607239	35.09	0.90	86.857681	35.98	0.25
12/31/2018	18	0	0.00	55.225902	(2.66)	0.90	63.877369	(2.02)	0.25
JNL Multi-Manager Small Cap Value Fund - Class I
12/31/2022	4	0	0.00	32.160220	(12.15)	0.25	N/A	N/A	N/A
12/31/2021	5	0	0.00	32.889851	22.25	0.90	38.154075	28.25	0.25
12/31/2020	4	0	0.00	26.904702	5.14	0.90	29.750229	5.82	0.25
12/31/2019	4	0	0.00	25.589974	24.45	0.90	28.113141	25.27	0.25
12/31/2018	3	0	0.62	20.563094	(15.23)	0.90	22.441262	(14.68)	0.25
JNL/American Funds Balanced Fund - Class I
12/31/2022	—	—	0.00	N/A	N/A	N/A	N/A	N/A	N/A
12/31/2021	—	—	0.00	26.615063	14.05	0.90	32.328768	21.19	0.25
12/31/2020	9	0	0.00	23.335994	11.38	0.90	26.675622	12.10	0.25
12/31/2019	8	0	0.00	20.952259	20.00	0.90	23.795898	20.79	0.25
12/31/2018	7	0	0.71	17.459884	(5.42)	0.90	19.700477	(4.80)	0.25
JNL/BlackRock Large Cap Select Growth Fund - Class I
12/31/2022	5	0	0.00	108.396109	(37.84)	0.25	N/A	N/A	N/A
12/31/2021	8	0	0.00	146.674974	19.72	0.90	186.405085	28.81	0.25
12/31/2020	23	0	0.00	122.512685	37.60	0.90	144.717556	38.50	0.25
12/31/2019	16	0	0.00	89.032329	31.54	0.90	104.487926	32.40	0.25
12/31/2018	12	0	0.00	67.683248	1.27	0.90	78.917944	1.93	0.25
JNL/Causeway International Value Select Fund - Class I
12/31/2022	2	0	1.62	22.469713	(6.95)	0.25	N/A	N/A	N/A
12/31/2021	2	0	1.50	20.728079	7.79	0.90	25.616564	15.05	0.25
12/31/2020	2	0	4.92	19.230140	5.28	0.90	22.266291	5.99	0.25
12/31/2019	2	0	3.20	18.265909	18.23	0.90	21.008190	19.04	0.25
12/31/2018	2	0	1.92	15.449827	(18.00)	0.90	17.647844	(17.46)	0.25
JNL/DFA U.S. Core Equity Fund - Class I
12/31/2022	—	—	0.00	N/A	N/A	N/A	N/A	N/A	N/A
12/31/2021	—	—	0.00	65.098962	26.19	0.90	86.038472	35.30	0.25
12/31/2020	—	—	0.00	51.589224	15.26	0.90	63.589202	16.01	0.25
12/31/2019	—	—	0.00	44.758353	28.83	0.90	54.811992	29.67	0.25
12/31/2018	—	—	0.00	34.742816	(8.29)	0.90	42.271087	(7.69)	0.25

*

These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund for the period indicated divided by the average net assets for the period indicated. In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the Underlying Fund. The investment income ratio for Investment Divisions initially funded during the period presented have not been annualized.

§

For an Investment Division where no contract owner allocated net premiums during the period, the unit value represents the amount at which a contract owner could contribute to that Investment Division as of the respective period end.

†

Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expense assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. See Note 3 in the Notes to Financial Statements for additional detail on expenses. Total return for current Investment Divisions with activity for a portion of the year is calculated based on the total return of the underlying Fund for the year less expenses that are charged directly to that Investment Division of the Separate Account. Total return is not annualized if the Investment Division was initially added and funded or if the Investment Division was closed during the year.

^

Annualized contract expense of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded. If no contract owner elected to allocate net premiums to a specific Investment Division for the full period, the expense ratio or range of expense ratios represents the contractual expense ratio or range of expense ratios. Expense Ratios for the year ended 12/31/22 include only contract expense levels that had units issued or outstanding during the reporting period. For contracts with only one expense ratio, the ratio is presented only under the Highest Expense Ratio.

¥	Some investments have a net asset and ending units outstanding balance of less than one thousand due to rounding it is displayed as a zero.

See Notes to the Financial Statements.

19

JNLNY Separate Account IV
Financial Highlights
December 31, 2022
	Investment Division Data			Highest Expense Ratio			Lowest Expense Ratio
	Net Assets	Units Outstanding	Investment Income	Unit	Total	Ratio of	Unit	Total	Ratio of
Year ended	(in thousands)($)¥	(in thousands)¥	Ratio(%)*	Value($)§	Return(%)†	Expenses(%)^	Value($)§	Return(%)†	Expenses(%)^
JNL/DoubleLine Core Fixed Income Fund - Class I
12/31/2022	—	—	0.00	N/A	N/A	N/A	N/A	N/A	N/A
12/31/2021	—	—	0.00	26.313811	(1.03)	0.90	32.568845	5.49	0.25
12/31/2020	—	—	0.00	26.587156	4.39	0.90	30.873188	5.07	0.25
12/31/2019	—	—	0.00	25.468269	7.26	0.90	29.382314	7.96	0.25
12/31/2018	0	0	0.91	23.744059	(1.07)	0.90	27.215643	(0.21)	0.25
JNL/Fidelity Institutional Asset Management Total Bond Fund - Class I
12/31/2022	8	0	0.00	35.737874	(13.50)	0.25	N/A	N/A	N/A
12/31/2021	8	0	0.00	34.719850	(1.27)	0.90	44.126616	6.16	0.25
12/31/2020	1	0	0.00	35.165953	7.69	0.90	41.565904	8.43	0.25
12/31/2019	8	0	2.09	32.655836	8.58	0.90	38.335759	9.29	0.25
12/31/2018	7	0	2.94	30.075910	(2.18)	0.90	35.077816	(1.54)	0.25
JNL/Franklin Templeton Income Fund - Class I
12/31/2022	—	—	0.00	N/A	N/A	N/A	N/A	N/A	N/A
12/31/2021	—	—	0.00	21.416429	14.16	0.90	24.659783	19.50	0.25
12/31/2020	—	—	0.00	18.760198	0.24	0.90	20.636613	0.90	0.25
12/31/2019	—	—	0.00	18.714508	15.31	0.90	20.452980	16.06	0.25
12/31/2018	—	—	0.00	16.230363	(4.81)	0.90	17.623145	(4.19)	0.25
JNL/Goldman Sachs 4 Fund - Class A
12/31/2022	—	—	0.00	N/A	N/A	N/A	N/A	N/A	N/A
12/31/2021	—	—	0.00	36.287391	34.27	0.90	44.436428	39.98	0.25
12/31/2020	—	—	0.00	27.026469	3.58	0.90	31.743801	4.25	0.25
12/31/2019	—	—	0.00	26.092710	23.92	0.90	30.448499	24.73	0.25
12/31/2018	—	—	0.00	21.056285	(7.12)	0.90	24.412122	(6.51)	0.25
JNL/Invesco Global Growth Fund - Class I
12/31/2022	18	0	0.00	36.723244	(32.19)	0.25	N/A	N/A	N/A
12/31/2021	23	0	0.00	47.350199	14.69	0.90	57.031470	21.56	0.25
12/31/2020	37	1	0.00	41.285930	27.36	0.90	46.915151	28.19	0.25
12/31/2019	60	2	0.94	32.416638	30.55	0.90	36.598046	31.40	0.25
12/31/2018	47	2	0.87	24.831478	(13.75)	0.90	27.852825	(13.18)	0.25
JNL/Invesco Small Cap Growth Fund - Class I
12/31/2022	12	0	0.00	51.751176	(35.26)	0.25	N/A	N/A	N/A
12/31/2021	18	0	0.00	70.116357	6.63	0.90	84.077502	12.90	0.25
12/31/2020	8	0	0.00	65.754362	55.54	0.90	74.473614	56.55	0.25
12/31/2019	5	0	0.00	42.275492	23.70	0.90	47.571096	24.50	0.25
12/31/2018	5	0	0.00	34.174888	(9.69)	0.90	38.209687	(9.10)	0.25
JNL/JPMorgan MidCap Growth Fund - Class I
12/31/2022	7	0	0.00	111.594131	(27.05)	0.25	N/A	N/A	N/A
12/31/2021	9	0	0.00	128.586003	10.36	0.90	163.517476	18.74	0.25
12/31/2020	9	0	0.00	116.518246	47.10	0.90	137.715410	48.06	0.25
12/31/2019	6	0	0.00	79.209295	39.08	0.90	93.010423	39.98	0.25
12/31/2018	4	0	0.00	56.950596	(5.59)	0.90	66.443543	(4.97)	0.25

*

These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund for the period indicated divided by the average net assets for the period indicated. In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the Underlying Fund. The investment income ratio for Investment Divisions initially funded during the period presented have not been annualized.

§

For an Investment Division where no contract owner allocated net premiums during the period, the unit value represents the amount at which a contract owner could contribute to that Investment Division as of the respective period end.

†

Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expense assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. See Note 3 in the Notes to Financial Statements for additional detail on expenses. Total return for current Investment Divisions with activity for a portion of the year is calculated based on the total return of the underlying Fund for the year less expenses that are charged directly to that Investment Division of the Separate Account. Total return is not annualized if the Investment Division was initially added and funded or if the Investment Division was closed during the year.

^

Annualized contract expense of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded. If no contract owner elected to allocate net premiums to a specific Investment Division for the full period, the expense ratio or range of expense ratios represents the contractual expense ratio or range of expense ratios. Expense Ratios for the year ended 12/31/22 include only contract expense levels that had units issued or outstanding during the reporting period. For contracts with only one expense ratio, the ratio is presented only under the Highest Expense Ratio.

¥	Some investments have a net asset and ending units outstanding balance of less than one thousand due to rounding it is displayed as a zero.

See Notes to the Financial Statements.

20

JNLNY Separate Account IV
Financial Highlights
December 31, 2022
	Investment Division Data			Highest Expense Ratio			Lowest Expense Ratio
	Net Assets	Units Outstanding	Investment Income	Unit	Total	Ratio of	Unit	Total	Ratio of
Year ended	(in thousands)($)¥	(in thousands)¥	Ratio(%)*	Value($)§	Return(%)†	Expenses(%)^	Value($)§	Return(%)†	Expenses(%)^
JNL/JPMorgan U.S. Government & Quality Bond Fund - Class I
12/31/2022	7	0	0.00	28.150047	(11.61)	0.25	N/A	N/A	N/A
12/31/2021	10	0	0.00	26.895013	(2.71)	0.90	34.042647	4.68	0.25
12/31/2020	17	1	0.00	27.644059	6.26	0.90	32.521119	6.95	0.25
12/31/2019	15	0	0.00	26.016152	5.85	0.90	30.408384	6.55	0.25
12/31/2018	14	0	3.31	24.577307	(0.14)	0.90	28.540229	0.51	0.25
JNL/JPMorgan U.S. Value Fund - Class I
12/31/2022	—	—	0.00	N/A	N/A	N/A	N/A	N/A	N/A
12/31/2021	—	—	0.00	20.192004	26.61	0.90	23.103278	32.30	0.25
12/31/2020+	—	—	0.00	15.947589	29.18 ‡	0.90	17.462975	29.76 ‡	0.25
JNL/Mellon Bond Index Fund - Class I
12/31/2022	—	—	0.00	N/A	N/A	N/A	N/A	N/A	N/A
12/31/2021	—	—	0.00	18.073489	(2.67)	0.90	21.235395	2.98	0.25
12/31/2020	—	—	0.00	18.568465	6.30	0.90	20.620126	6.99	0.25
12/31/2019	—	—	0.00	17.467725	7.40	0.90	19.272095	8.10	0.25
12/31/2018	—	—	0.00	16.264673	(1.18)	0.90	17.828503	(0.53)	0.25
JNL/Mellon Communication Services Sector Fund - Class I
12/31/2022	0	0	0.00	13.006151	(41.15)	0.25	N/A	N/A	N/A
12/31/2021	0	0	0.00	19.786483	14.94	0.90	23.313085	22.26	0.25
12/31/2020	—	—	0.00	17.214670	24.60	0.90	19.067853	25.41	0.25
12/31/2019	—	—	0.00	13.816350	25.77	0.90	15.204553	26.59	0.25
12/31/2018	—	—	0.00	10.985585	(6.33)	0.90	12.011039	(5.71)	0.25
JNL/Mellon Consumer Discretionary Sector Fund - Class I
12/31/2022	—	—	0.00	N/A	N/A	N/A	N/A	N/A	N/A
12/31/2021	—	—	0.00	74.001910	21.86	0.90	90.605295	29.76	0.25
12/31/2020	—	—	0.00	60.726462	46.24	0.90	69.827333	47.19	0.25
12/31/2019	—	—	0.00	41.525663	26.15	0.90	47.439602	26.97	0.25
12/31/2018	—	—	0.00	32.918839	(1.80)	0.90	37.363352	(1.16)	0.25
JNL/Mellon Energy Sector Fund - Class I
12/31/2022	4	0	0.00	61.179824	61.48	0.25	N/A	N/A	N/A
12/31/2021	2	0	0.00	32.754442	53.79	0.90	40.077875	63.78	0.25
12/31/2020	1	0	0.00	21.297980	(34.08)	0.90	24.470954	(33.66)	0.25
12/31/2019	9	0	0.00	32.308114	8.05	0.90	36.885404	8.76	0.25
12/31/2018	8	0	3.09	29.900547	(20.85)	0.90	33.915347	(20.33)	0.25
JNL/Mellon Financial Sector Fund - Class I
12/31/2022	0	0	0.00	27.233079	(12.58)	0.25	N/A	N/A	N/A
12/31/2021	0	0	0.00	27.005699	28.62	0.90	32.940962	36.93	0.25
12/31/2020	16	1	0.00	20.996250	(3.24)	0.90	24.055965	(2.61)	0.25
12/31/2019	38	2	0.00	21.700015	30.31	0.90	24.701011	31.16	0.25
12/31/2018	29	2	1.41	16.652638	(14.35)	0.90	18.832797	(13.79)	0.25

+	The mutual fund's shares, as applicable, became available as follows for investment by the Investment Division: JNL/JPMorgan U.S. Value Fund - Class I - April 27, 2020.
*

These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund for the period indicated divided by the average net assets for the period indicated. In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the Underlying Fund. The investment income ratio for Investment Divisions initially funded during the period presented have not been annualized.

§

For an Investment Division where no contract owner allocated net premiums during the period, the unit value represents the amount at which a contract owner could contribute to that Investment Division as of the respective period end.

†

Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expense assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. See Note 3 in the Notes to Financial Statements for additional detail on expenses. Total return for current Investment Divisions with activity for a portion of the year is calculated based on the total return of the underlying Fund for the year less expenses that are charged directly to that Investment Division of the Separate Account. Total return is not annualized if the Investment Division was initially added and funded or if the Investment Division was closed during the year.

^

Annualized contract expense of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded. If no contract owner elected to allocate net premiums to a specific Investment Division for the full period, the expense ratio or range of expense ratios represents the contractual expense ratio or range of expense ratios. Expense Ratios for the year ended 12/31/22 include only contract expense levels that had units issued or outstanding during the reporting period. For contracts with only one expense ratio, the ratio is presented only under the Highest Expense Ratio.

¥	Some investments have a net asset and ending units outstanding balance of less than one thousand due to rounding it is displayed as a zero.
‡

Total return is calculated from the effective date through the end of the reporting period and is not annualized. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

See Notes to the Financial Statements.

21

JNLNY Separate Account IV
Financial Highlights
December 31, 2022
	Investment Division Data			Highest Expense Ratio			Lowest Expense Ratio
	Net Assets	Units Outstanding	Investment Income	Unit	Total	Ratio of	Unit	Total	Ratio of
Year ended	(in thousands)($)¥	(in thousands)¥	Ratio(%)*	Value($)§	Return(%)†	Expenses(%)^	Value($)§	Return(%)†	Expenses(%)^
JNL/Mellon Healthcare Sector Fund - Class I
12/31/2022	0	0	0.00	68.343611	(5.44)	0.25	N/A	N/A	N/A
12/31/2021	0	0	0.00	62.459293	19.53	0.90	76.385309	27.18	0.25
12/31/2020	1	0	0.00	52.255719	16.87	0.90	60.059825	17.69	0.25
12/31/2019	7	0	0.00	44.714581	20.74	0.90	51.032021	21.54	0.25
12/31/2018	6	0	1.19	37.032822	4.30	0.90	41.988407	4.99	0.25
JNL/Mellon Information Technology Sector Fund - Class I
12/31/2022	—	—	0.00	N/A	N/A	N/A	N/A	N/A	N/A
12/31/2021	—	—	0.00	55.028455	32.49	0.90	67.249545	41.08	0.25
12/31/2020	47	1	0.00	41.534463	44.31	0.90	47.668497	45.25	0.25
12/31/2019	70	2	0.00	28.781387	47.16	0.90	32.818047	48.12	0.25
12/31/2018	47	2	0.57	19.557322	(1.28)	0.90	22.155783	(0.63)	0.25
JNL/Mellon International Index Fund - Class I
12/31/2022	2	0	0.52	27.381959	(14.13)	0.25	N/A	N/A	N/A
12/31/2021	3	0	0.00	28.017470	9.80	0.90	33.531752	16.19	0.25
12/31/2020	3	0	3.77	25.517231	7.05	0.90	28.858879	7.76	0.25
12/31/2019	2	0	2.95	23.836075	20.48	0.90	26.781573	21.25	0.25
12/31/2018	2	0	3.49	19.784622	(14.44)	0.90	22.087054	(13.90)	0.25
JNL/Mellon S&P 400 MidCap Index Fund - Class I
12/31/2022	2	0	0.00	57.738490	(13.47)	0.25	N/A	N/A	N/A
12/31/2021	2	0	0.00	58.520787	23.42	0.90	70.185758	30.70	0.25
12/31/2020	2	0	0.00	47.414423	12.33	0.90	53.698994	13.03	0.25
12/31/2019	1	0	0.00	42.211242	24.75	0.90	47.509780	25.52	0.25
12/31/2018	1	0	1.19	33.837349	(12.07)	0.90	37.849087	(11.51)	0.25
JNL/Mellon S&P 500 Index Fund - Class I
12/31/2022	47	1	0.00	39.132582	(19.01)	0.90	44.719677	(18.48)	0.25
12/31/2021	58	1	0.00	48.315462	27.30	0.90	57.658934	34.67	0.25
12/31/2020	43	1	0.00	37.954347	17.05	0.90	42.813761	17.81	0.25
12/31/2019	108	3	1.72	32.425643	30.09	0.90	36.340185	30.93	0.25
12/31/2018	83	3	1.57	24.926484	(5.47)	0.90	27.754723	(4.85)	0.25
JNL/Mellon Small Cap Index Fund - Class I
12/31/2022	1	0	0.00	48.368451	(16.56)	0.25	N/A	N/A	N/A
12/31/2021	1	0	0.00	50.757170	25.34	0.90	60.895530	32.54	0.25
12/31/2020	0	0	0.00	40.495139	10.17	0.90	45.943726	10.94	0.25
12/31/2019	9	0	0.00	36.758565	21.48	0.90	41.412789	22.27	0.25
12/31/2018	9	0	1.01	30.259337	(9.48)	0.90	33.869565	(8.89)	0.25
JNL/MFS Mid Cap Value Fund - Class I
12/31/2022	1	0	0.00	39.093203	(8.97)	0.25	N/A	N/A	N/A
12/31/2021	1	0	0.00	38.778297	29.76	0.90	45.053636	37.06	0.25
12/31/2020	2	0	0.00	29.885331	3.20	0.90	32.871455	3.88	0.25
12/31/2019	8	0	0.00	28.959724	30.18	0.90	31.643149	31.03	0.25
12/31/2018	8	0	1.57	22.245225	(12.26)	0.90	24.149775	(12.27)	0.25

*

These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund for the period indicated divided by the average net assets for the period indicated. In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the Underlying Fund. The investment income ratio for Investment Divisions initially funded during the period presented have not been annualized.

§

For an Investment Division where no contract owner allocated net premiums during the period, the unit value represents the amount at which a contract owner could contribute to that Investment Division as of the respective period end.

†

Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expense assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. See Note 3 in the Notes to Financial Statements for additional detail on expenses. Total return for current Investment Divisions with activity for a portion of the year is calculated based on the total return of the underlying Fund for the year less expenses that are charged directly to that Investment Division of the Separate Account. Total return is not annualized if the Investment Division was initially added and funded or if the Investment Division was closed during the year.

^

Annualized contract expense of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded. If no contract owner elected to allocate net premiums to a specific Investment Division for the full period, the expense ratio or range of expense ratios represents the contractual expense ratio or range of expense ratios. Expense Ratios for the year ended 12/31/22 include only contract expense levels that had units issued or outstanding during the reporting period. For contracts with only one expense ratio, the ratio is presented only under the Highest Expense Ratio.

¥	Some investments have a net asset and ending units outstanding balance of less than one thousand due to rounding it is displayed as a zero.

See Notes to the Financial Statements.

22

JNLNY Separate Account IV
Financial Highlights
December 31, 2022
	Investment Division Data			Highest Expense Ratio			Lowest Expense Ratio
	Net Assets	Units Outstanding	Investment Income	Unit	Total	Ratio of	Unit	Total	Ratio of
Year ended	(in thousands)($)¥	(in thousands)¥	Ratio(%)*	Value($)§	Return(%)†	Expenses(%)^	Value($)§	Return(%)†	Expenses(%)^
JNL/PPM America High Yield Bond Fund - Class I
12/31/2022	8	0	0.00	26.231080	(12.23)	0.90	30.745110	(11.65)	0.25
12/31/2021	8	0	0.00	29.886440	5.15	0.90	36.934994	12.33	0.25
12/31/2020	11	0	0.00	28.423491	4.51	0.90	32.881289	5.19	0.25
12/31/2019	17	1	0.00	27.198140	13.89	0.90	31.259574	14.63	0.25
12/31/2018	15	1	5.52	23.881180	(5.86)	0.90	27.269215	(5.24)	0.25
JNL/RAFI Multi-Factor U.S. Equity Fund - Class I
12/31/2022	255	7	0.00	36.066226	(7.98)	0.25	N/A	N/A	N/A
12/31/2021	285	7	0.00	35.049915	25.62	0.90	40.922399	32.01	0.25
12/31/2020	253	8	0.00	27.900659	9.29	0.90	30.998456	10.00	0.25
12/31/2019+	366	13	2.90	25.528624	18.68	0.90	28.179284	19.46	0.25
12/31/2018	306	13	2.54	21.509708	(10.27)	0.90	23.589247	(9.69)	0.25
JNL/T. Rowe Price Established Growth Fund - Class I
12/31/2022	11	0	0.00	102.843343	(39.18)	0.90	122.566923	(38.79)	0.25
12/31/2021	16	0	0.00	169.103740	13.75	0.90	214.066096	22.40	0.25
12/31/2020	3	0	0.00	148.657951	36.27	0.90	174.890868	37.15	0.25
12/31/2019	4	0	0.00	109.094240	30.37	0.90	127.516482	31.21	0.25
12/31/2018	5	0	0.21	83.683349	(2.02)	0.90	97.185031	(1.38)	0.25
JNL/T. Rowe Price Mid-Cap Growth Fund - Class I
12/31/2022	7	0	0.00	204.460882	(22.03)	0.25	N/A	N/A	N/A
12/31/2021	8	0	0.00	220.153926	12.23	0.90	280.003134	20.68	0.25
12/31/2020	0	0	0.00	196.165785	22.82	0.90	232.023959	23.73	0.25
12/31/2019	1	0	0.00	159.714828	30.66	0.90	187.522918	31.47	0.25
12/31/2018	1	0	0.00	122.233901	(3.03)	0.90	142.631734	(2.38)	0.25
JNL/T. Rowe Price Short-Term Bond Fund - Class I
12/31/2022	—	—	0.00	N/A	N/A	N/A	N/A	N/A	N/A
12/31/2021	—	—	0.00	11.873627	(0.99)	0.90	13.671875	3.64	0.25
12/31/2020	—	—	0.00	11.992147	3.34	0.90	13.191631	4.01	0.25
12/31/2019	—	—	0.00	11.604827	3.42	0.90	12.682862	4.10	0.25
12/31/2018	—	—	0.00	11.220895	0.59	0.90	12.183810	1.25	0.25
JNL/T. Rowe Price Value Fund - Class I
12/31/2022	—	—	0.00	N/A	N/A	N/A	N/A	N/A	N/A
12/31/2021	—	—	0.00	56.616756	28.76	0.90	68.630431	36.82	0.25
12/31/2020	—	—	0.00	43.970262	9.60	0.90	50.161643	10.32	0.25
12/31/2019	—	—	0.00	40.118165	25.39	0.90	45.470606	26.21	0.25
12/31/2018	—	—	0.00	31.993657	(10.12)	0.90	36.027211	(9.53)	0.25
JNL/William Blair International Leaders Fund - Class I
12/31/2022	3	0	2.14	31.886287	(25.01)	0.25	N/A	N/A	N/A
12/31/2021	4	0	1.28	35.772392	5.53	0.90	45.446659	13.53	0.25
12/31/2020	13	0	2.41	33.898696	13.12	0.90	40.028855	13.86	0.25
12/31/2019	12	0	2.04	29.966146	27.37	0.90	35.155939	28.20	0.25
12/31/2018	9	0	2.19	23.527123	(15.61)	0.90	27.422396	(15.05)	0.25

+

On June 24, 2019, JNL/RAFI Multi-Factor U.S. Equity Fund completed the acquisition of JNL/MC JNL 5 Fund, a separate series in JNL Variable Fund LLC. JNL/MC JNL 5 Fund, is considered the accounting survivor for financial reporting purposes, and as a result, the Financial Highlights reflects activity of the funds formerly in JNL Variable Fund LLC for periods prior to June 24, 2019.

*

These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund for the period indicated divided by the average net assets for the period indicated. In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the Underlying Fund. The investment income ratio for Investment Divisions initially funded during the period presented have not been annualized.

§

For an Investment Division where no contract owner allocated net premiums during the period, the unit value represents the amount at which a contract owner could contribute to that Investment Division as of the respective period end.

†

Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expense assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. See Note 3 in the Notes to Financial Statements for additional detail on expenses. Total return for current Investment Divisions with activity for a portion of the year is calculated based on the total return of the underlying Fund for the year less expenses that are charged directly to that Investment Division of the Separate Account. Total return is not annualized if the Investment Division was initially added and funded or if the Investment Division was closed during the year.

^

Annualized contract expense of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded. If no contract owner elected to allocate net premiums to a specific Investment Division for the full period, the expense ratio or range of expense ratios represents the contractual expense ratio or range of expense ratios. Expense Ratios for the year ended 12/31/22 include only contract expense levels that had units issued or outstanding during the reporting period. For contracts with only one expense ratio, the ratio is presented only under the Highest Expense Ratio.

¥	Some investments have a net asset and ending units outstanding balance of less than one thousand due to rounding it is displayed as a zero.

See Notes to the Financial Statements.

23

JNLNY Separate Account IV
Financial Highlights
December 31, 2022
	Investment Division Data			Highest Expense Ratio			Lowest Expense Ratio
	Net Assets	Units Outstanding	Investment Income	Unit	Total	Ratio of	Unit	Total	Ratio of
Year ended	(in thousands)($)¥	(in thousands)¥	Ratio(%)*	Value($)§	Return(%)†	Expenses(%)^	Value($)§	Return(%)†	Expenses(%)^
JNL/WMC Balanced Fund - Class I
12/31/2022	—	—	0.00	N/A	N/A	N/A	N/A	N/A	N/A
12/31/2021	—	—	0.00	82.698346	17.98	0.90	104.768943	26.93	0.25
12/31/2020	13	0	0.00	70.097458	7.68	0.90	82.541068	8.38	0.25
12/31/2019	12	0	0.00	65.097309	20.75	0.90	76.156956	21.54	0.25
12/31/2018	10	0	1.78	53.910158	(4.02)	0.90	62.660549	(3.40)	0.25
JNL/WMC Global Real Estate Fund - Class I
12/31/2022	2	0	0.00	19.813953	(27.56)	0.25	N/A	N/A	N/A
12/31/2021	3	0	0.00	24.560498	25.98	0.90	28.533127	32.27	0.25
12/31/2020	2	0	0.00	19.494804	(12.69)	0.90	21.572030	(12.14)	0.25
12/31/2019	3	0	0.00	22.328764	21.85	0.90	24.552346	22.62	0.25
12/31/2018	2	0	4.17	18.325186	(7.01)	0.90	20.022609	(6.42)	0.25
JNL/WMC Government Money Market Fund - Class I
12/31/2022	0	0	1.87	16.401654	1.27	0.25	N/A	N/A	N/A
12/31/2021	0	0	0.00	13.619261	(0.86)	0.90	17.304880	6.67	0.25
12/31/2020	0	0	0.00	13.737544	(0.59)	0.90	16.222357	0.06	0.25
12/31/2019	0	0	0.00	13.818627	1.08	0.90	16.211879	1.74	0.25
12/31/2018	0	0	0.00	13.670615	0.72	0.90	15.934317	1.39	0.25
JNL/WMC Value Fund - Class I
12/31/2022	0	0	0.00	66.324293	(4.68)	0.25	N/A	N/A	N/A
12/31/2021	0	0	0.00	62.905210	26.22	0.90	72.836073	33.27	0.25
12/31/2020	0	0	0.00	49.836717	0.92	0.90	54.653245	1.58	0.25
12/31/2019	0	—	0.00	49.380653	26.71	0.90	53.801205	27.54	0.25
12/31/2018	—	—	0.00	38.971255	(10.86)	0.90	42.184849	(10.28)	0.25

*

These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund for the period indicated divided by the average net assets for the period indicated. In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the Underlying Fund. The investment income ratio for Investment Divisions initially funded during the period presented have not been annualized.

§

For an Investment Division where no contract owner allocated net premiums during the period, the unit value represents the amount at which a contract owner could contribute to that Investment Division as of the respective period end.

†

Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expense assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. See Note 3 in the Notes to Financial Statements for additional detail on expenses. Total return for current Investment Divisions with activity for a portion of the year is calculated based on the total return of the underlying Fund for the year less expenses that are charged directly to that Investment Division of the Separate Account. Total return is not annualized if the Investment Division was initially added and funded or if the Investment Division was closed during the year.

^

Annualized contract expense of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded. If no contract owner elected to allocate net premiums to a specific Investment Division for the full period, the expense ratio or range of expense ratios represents the contractual expense ratio or range of expense ratios. Expense Ratios for the year ended 12/31/22 include only contract expense levels that had units issued or outstanding during the reporting period. For contracts with only one expense ratio, the ratio is presented only under the Highest Expense Ratio.

¥	Some investments have a net asset and ending units outstanding balance of less than one thousand due to rounding it is displayed as a zero.

See Notes to the Financial Statements.

24

JNLNY Separate Account IV

Notes to Financial Statements

December 31, 2022

NOTE 1. Organization

Jackson National Life Insurance Company (“Jackson”) established JNLNY Separate Accounts IV (the “Separate Account”) on November 30, 1998. The Separate Account commenced operations on March 8, 2004, and is a unit investment trust registered with the Securities Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended. The Separate Account is an Investment Company and follows accounting and reporting guidance under Financial Accounting Standards Board “FASB” Accounting Standards Codification (ASC) Topic 946 Financial Services – Investment Companies.

The Separate Account is a separate investment account of Jackson. Its assets legally belong to Jackson and the obligations under the contracts are the obligation of Jackson but are clearly identified and distinguished from Jackson's other assets and liabilities. The contract assets in the Separate Account are not chargeable with liabilities arising out of any other business Jackson may conduct.

The Separate Account receives and invests, based on the directions of the contract owners, net premiums for individual flexible premium variable annuity contracts issued by Jackson. The contracts can be purchased on a non-tax qualified basis or in connection with certain plans qualifying for favorable federal income tax treatment. The Separate Account contained thirty-nine (39) Investment Divisions during 2022, and currently contains thirty-nine (39) Investment Divisions as of December 31, 2022. These thirty-nine (39) Investment Divisions each invested in shares of the following mutual funds (each a "Fund" and collectively the “Funds”) as of and during the year ended December 31, 2022:

JNL® Series Trust
JNL Multi-Manager Emerging Markets Equity Fund - Class I	JNL/Mellon Energy Sector Fund - Class I
JNL Multi-Manager Small Cap Growth Fund - Class I	JNL/Mellon Financial Sector Fund - Class I
JNL Multi-Manager Small Cap Value Fund - Class I	JNL/Mellon Healthcare Sector Fund - Class I
JNL/American Funds Balanced Fund - Class I	JNL/Mellon Information Technology Sector Fund - Class I
JNL/BlackRock Large Cap Select Growth Fund - Class I	JNL/Mellon International Index Fund - Class I
JNL/Causeway International Value Select Fund - Class I	JNL/Mellon S&P 400 MidCap Index Fund - Class I
JNL/DFA U.S. Core Equity Fund - Class I	JNL/Mellon S&P 500 Index Fund - Class I
JNL/DoubleLine Core Fixed Income Fund - Class I	JNL/Mellon Small Cap Index Fund - Class I
JNL/Fidelity Institutional Asset Management Total Bond Fund - Class I	JNL/MFS Mid Cap Value Fund - Class I
JNL/Franklin Templeton Income Fund - Class I	JNL/PPM America High Yield Bond Fund - Class I
JNL/Goldman Sachs 4 Fund - Class A	JNL/RAFI Multi-Factor U.S. Equity Fund - Class I
JNL/Invesco Global Growth Fund - Class I	JNL/T. Rowe Price Established Growth Fund - Class I
JNL/Invesco Small Cap Growth Fund - Class I	JNL/T. Rowe Price Mid-Cap Growth Fund - Class I
JNL/JPMorgan MidCap Growth Fund - Class I	JNL/T. Rowe Price Short-Term Bond Fund - Class I
JNL/JPMorgan U.S. Government & Quality Bond Fund - Class I	JNL/T. Rowe Price Value Fund - Class I
JNL/JPMorgan U.S. Value Fund - Class I	JNL/William Blair International Leaders Fund - Class I
JNL/Mellon Bond Index Fund - Class I	JNL/WMC Balanced Fund - Class I
JNL/Mellon Communication Services Sector Fund - Class I	JNL/WMC Global Real Estate Fund - Class I
JNL/Mellon Consumer Discretionary Sector Fund - Class I	JNL/WMC Government Money Market Fund - Class I
JNL/WMC Value Fund - Class I

JNAM serves as investment adviser for the Funds comprising the JNL Series Trust. JNAM is a wholly-owned subsidiary of Jackson and receives a fee for its services from each Fund.

The following Fund was sub-advised by an affiliate of Jackson during the year: JNL/PPM America High Yield Bond Fund.

During the Year ended December 31, 2022, the following Funds changed names effective April 25, 2022:

Prior Fund Name	Current Fund Name	Reason For Change
JNL/Invesco International Growth Fund - Class I	JNL/William Blair International Leaders Fund - Class I	Sub-Adviser Replacement

The net assets are affected by the investment results of each underlying mutual fund, and contract transactions are affected by contract owner directions and certain contract expenses. The accompanying financial statements include only contract owners’ purchase payments pertaining to the variable portions of their contracts and exclude any purchase payments for fixed dollar benefits.

A contract owner may choose from a number of different underlying mutual fund options. The underlying mutual fund options are not available to the general public directly. The underlying mutual funds are available as investment options in variable life insurance policies or variable annuity contracts issued by life insurance companies or, in some cases, through participation in certain qualified pension or retirement plans.

Some of the underlying mutual funds have been established by investment advisers which manage publicly traded mutual funds having similar names and investment objectives. While some of the underlying mutual funds may be similar to, and may in fact be modeled after publicly traded mutual funds, the

25

JNLNY Separate Account IV

Notes to Financial Statements

December 31, 2022

underlying mutual funds are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and any corresponding underlying mutual funds may differ substantially.

A purchase payment could be presented as a negative equity transaction in the Statements of Changes in Net Assets if a prior period purchase payment is refunded to a contract owner due to a contract cancellation during the free look period, and /or if a gain is realized by the contract owner during the free look period.

JNAM allocates purchase payments to Investment Divisions as instructed by the contract owner. Shares of the Investment Divisions are purchased at Net Asset Value, then converted into accumulation units. Certain transactions may be subject to conditions imposed by the underlying mutual funds, as well as those set forth in the contract.

NOTE 2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Separate Account in the preparation of its financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”).

Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the reporting period. Actual results could differ from those estimates.

Investments. The Separate Account’s Investment Divisions’ investments in the corresponding Funds are stated at the closing net asset value (“NAV”) of the respective Fund, which estimates fair value. The average cost method is used in determining the cost of the shares sold on withdrawals by the Investment Divisions of the Separate Account. Investments in the Funds are recorded on trade date for financial reporting purposes. Realized gain distributions and dividend income distributions received from the Funds are reinvested in additional shares of the Funds and are recorded as a gain or income to the Investment Divisions of the Separate Account on the ex-dividend date.

Federal Income Taxes. The operations of the Separate Account are taxed as part of the operations of Jackson, which is taxed as a “life insurance company” under the provisions of the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to the Separate Account. Therefore, no federal income tax provision is required. Taxes are generally the responsibility of the contract owner upon termination or withdrawal.

FASB ASC Topic 820, “Fair Value Measurement”. As of December 31, 2022, all of the Separate Account’s Investment Divisions’ investment in each of the corresponding Funds are valued at the daily reported net asset value (“NAV”) of the applicable underlying Fund. Investments in the underlying Funds are categorized as Level 1 within FASB ASC Topic 820 fair value hierarchy. On each valuation date, the NAV of each corresponding Fund is generally determined once each day on which the New York Stock Exchange (“NYSE”) is open, at the close of the regular trading session of the NYSE (generally, 4:00 PM Eastern Time). The characterization of the underlying securities held by the Funds in accordance with FASB ASC Topic 820 differs from the characterization of the Separate Account’s Investment Divisions’ investment in the corresponding Funds. Although there can be no assurance, in general, the fair value of the investment is the amount the owner of such investment might reasonably expect to receive in an orderly transaction between market participants upon its current sale.

NOTE 3. Contract Charges

Under the term of the contracts, certain charges are allocated to the contract owner to compensate Jackson for providing the insurance benefits set forth in the contracts, administering the contracts, distributing the contracts, and assuming certain risks in connection with the contracts. These charges result in a reduction in contract unit value or redemptions of contract units.

Asset-based Charges. The following charges are assessed to the contract owner by a reduction in contract unit value:

Insurance Charges. Jackson deducts a daily contract charge from the net assets of the Separate Account equivalent to an annual rate of 0.90% in years 1 - 10, 0.25% for years 11 - 20, and 0.0% for years greater than 21 for the assumption of mortality and expense risks. The mortality risk assumed by Jackson is that the insured may receive benefits greater than those anticipated by Jackson. This charge is an expense of the Separate Account and is deducted daily from the net assets of the Separate Account. This is charged through the daily unit value calculation.

Transaction Charges. Contract premium payments are reflected net of the following charges paid:

Sales Charge. A basic sales charge is deducted from each premium payment received. This sales charge is not to exceed 6% of each premium in all years.

Premium Tax Charge. Some states and local governmental entities charge premium taxes or other similar taxes. Jackson pays these taxes and may make a deduction from the value of the contract for them. Premium taxes will not exceed 2.0% of the contract value. Currently, New York does not impose premium taxes.

Federal Tax Charge. A federal tax charge of 1.5% is deducted from each premium payment.

26

JNLNY Separate Account IV

Notes to Financial Statements

December 31, 2022

In addition to deductions for premium payments, cash value charges, if any, are assessed from the actual cash value of the contract. These charges are paid by redeeming units of the Separate Account held by the individual contract owner.

Cost of Insurance Charge. The cost of insurance varies with the amount of insurance, the insured’s age, sex, risk class, and duration of the contract.

Monthly Contract Charge. A monthly contract fee is assessed at $15 per month of contract years 1 - 3 and $7.50 per month thereafter.

Administrative Charge. An administrative charge of $0.07 per thousand of the specified death benefit (contract face value) will be assessed in the first 10 contract years and $0.01 per thousand thereafter.

Optional Rider Charges. Types of optional riders include the following: Terminal Illness Benefit Rider, Additional Death Benefit Coverage, Waiver of Monthly Deductions, Waiver of Specified Premium, Guaranteed Minimum Death Benefit, and Child Insurance Rider. For a full explanation of product optional riders, please refer to the products prospectus.

Contract Owner Charges. The following charges are assessed to the contract owner by redemption of contract units outstanding:

Transfer Charge. A transfer charge of $25 will apply to transfers made by contract owners between the Investment Divisions in excess of 15 transfers in a contract year. Contract year is defined as the succeeding twelve months from the contract issue date. Jackson may waive the transfer charge in connection with pre-authorized automatic transfer programs, or in those states where a lesser charge is required. This charge will be deducted from the amount transferred prior to the allocation to a different Investment Division.

Re-Underwriting Charge. If a transaction under a contract requires underwriting approval after the commencement date, a charge of $25 is deducted.

Illustration Charge. One personalized illustration is free of charge each contract year. A fee of $25 (to be paid separately) will be assessed for any additional illustration requests during the contract year.

Surrender Charges. During the first nine contract years, certain contracts include a provision for a charge upon the surrender, partial surrender or increase in the specified death benefit of the contract. The amount assessed under the contract terms, if any, depends upon the specified rate associated with the particular contract. The rate is determined based on a number of factors, including the insured’s age, sex, underwriting risk classification, and the contract year of surrender. The surrender charges are assessed by Jackson and withheld from the proceeds of withdrawals.

NOTE 4. Related Party Transactions

Contract owners may, with certain restrictions, transfer their assets between the Separate Account and a fixed dollar contract (fixed account) maintained in the accounts of Jackson. These transfers are the result of the contract owner executing fund exchanges. Fund exchanges from the Separate Account to the fixed account are included in transfers between investment divisions, and fund exchanges from the fixed account to the Separate Account are included in purchase payments, as applicable, on the accompanying Statements of Changes in Net Assets.

NOTE 5. Subsequent Events

Management evaluated subsequent events for the Separate Account through the date the financial statements were issued, and has concluded there are no events that require financial statement disclosure or adjustments to the financial statements.

27

KPMG LLP
Aon Center Suite 5500
200 E. Randolph Street Chicago, IL 60601-6436

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Jackson National Life Insurance Company of New York and Contract Owners of JNLNY Separate Account IV:

Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of the Investment Divisions listed in the Appendix that comprise the JNLNY Separate Account IV (the Separate Account) as of the date listed in the Appendix, the related statements of operations for the year or period listed in the Appendix, changes in net assets for the years or periods listed in the Appendix, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods indicated therein. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each Investment Division as of the date listed in the Appendix, the results of their operations for the year or period listed in the Appendix, the changes in their net assets for the years or periods listed in the Appendix, and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion
These financial statements and financial highlights are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2022, by correspondence with the transfer agent of the underlying mutual funds or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Jackson National Life Insurance Company’s Separate Accounts since 1999.

Chicago, Illinois
March 27, 2023

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with
KPMG International Limited, a private English company limited by guarantee.

Appendix

Statements of assets and liabilities as of December 31, 2022, the related statements of operations for the year then ended, and the statements of changes in net assets for each of the years in the two-year period then ended.

JNL Multi-Manager Emerging Markets Equity Fund - Class I
JNL Multi-Manager Small Cap Growth Fund - Class I
JNL Multi-Manager Small Cap Value Fund - Class I
JNL/American Funds Balanced Fund - Class I
JNL/BlackRock Large Cap Select Growth Fund - Class I
JNL/Causeway International Value Select Fund - Class I
JNL/DFA U.S. Core Equity Fund - Class I
JNL/DoubleLine Core Fixed Income Fund - Class I
JNL/Fidelity Institutional Asset Management Total Bond Fund - Class I
JNL/Franklin Templeton Income Fund - Class I
JNL/Goldman Sachs 4 Fund - Class A
JNL/Invesco Global Growth Fund - Class I
JNL/Invesco Small Cap Growth Fund - Class I
JNL/JPMorgan MidCap Growth Fund - Class I
JNL/JPMorgan U.S. Government & Quality Bond Fund - Class I
JNL/JPMorgan U.S. Value Fund - Class I
JNL/Mellon Bond Index Fund - Class I
JNL/Mellon Communication Services Sector Fund - Class I
JNL/Mellon Consumer Discretionary Sector Fund - Class I
JNL/Mellon Energy Sector Fund - Class I
JNL/Mellon Financial Sector Fund - Class I
JNL/Mellon Healthcare Sector Fund - Class I
JNL/Mellon Information Technology Sector Fund - Class I
JNL/Mellon International Index Fund - Class I
JNL/Mellon S&P 400 MidCap Index Fund - Class I
JNL/Mellon S&P 500 Index Fund - Class I
JNL/Mellon Small Cap Index Fund - Class I
JNL/MFS Mid Cap Value Fund - Class I
JNL/PPM America High Yield Bond Fund - Class I
JNL/RAFI Multi-Factor U.S. Equity Fund - Class I
JNL/T. Rowe Price Established Growth Fund - Class I
JNL/T. Rowe Price Mid-Cap Growth Fund - Class I
JNL/T. Rowe Price Short-Term Bond Fund - Class I
JNL/T. Rowe Price Value Fund - Class I
JNL/William Blair International Leaders Fund - Class I(1)
JNL/WMC Balanced Fund - Class I
JNL/WMC Global Real Estate Fund - Class I
JNL/WMC Government Money Market Fund - Class I
JNL/WMC Value Fund - Class I

(1) See Note 1 to the financial statements for the former name of the Investment Division.

Jackson National Life Insurance
Company of New York

Financial Statements

December 31, 2022

Report of Independent Registered Public Accounting Firm

To the Shareholder and Board of Directors
Jackson National Life Insurance Company of New York:

Opinion on the Financial Statements

We have audited the accompanying balance sheets of Jackson National Life Insurance Company of New York (the Company) as of December 31, 2022 and 2021, the related income statements and statements comprehensive income (loss), equity, and cash flows for each of the years in the three-year period ended December 31, 2022, and the related notes (collectively, the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2022 and 2021, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 2022, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB and in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

Critical Audit Matters

The critical audit matters communicated below are matters arising from the current period audit of the financial statements that were communicated or required to be communicated to the audit committee and that: (1) relate to accounts or disclosures that are material to the financial statements and (2) involved our especially challenging, subjective, or complex judgments. The communication of critical audit matters does not alter in any way our opinion on the financial statements, taken as a whole, and we are not, by communicating the critical audit matters below, providing separate opinions on the critical audit matters or on the accounts or disclosures to which they relate.

Liability for future policy benefits for certain variable annuity guarantees

As disclosed in Notes 4 and 8 to the financial statements, variable annuity contracts issued by the Company offer     guaranteed minimum death benefits (GMDBs) and guaranteed minimum withdrawal benefits (GMWBs). The non-life contingent component of a GMWB is considered an embedded derivative and reported at fair value. The liability for GMDBs is measured in accordance with the measurement guidance for insurance benefits. The Company estimates the liability for the GMDBs and fair value of embedded derivatives for the non-life contingent component of the GMWBs (GMWB embedded derivatives) using subjective judgments related to capital market assumptions, as well as actuarially determined assumptions related to expectations of future policyholder behavior. The Company regularly evaluates and updates these assumptions if actual experience or other evidence suggests that earlier assumptions should be revised. As of December 31, 2022, the fair value of the GMWB embedded derivatives was a net asset estimated to be $193.5 million and the liability for the GMDBs was estimated to be $91 million. These balances are reported within reserves for future policy benefits and claims payable in the Company’s balance sheets.

We identified the evaluation of certain assumptions used to estimate the value of the GMWB embedded derivatives and the liability for the GMDBs as a critical audit matter. Due to the significant measurement uncertainty, this evaluation involved subjective auditor judgment and required specialized skills and knowledge related to the assumptions for mortality, benefit utilization, lapse (collectively, the actuarially- derived assumptions for GMWB embedded derivatives), fair value discount rates for GMWB embedded derivatives, and the assumptions for mortality, lapse, fund performance, and GMDB discount rates for the liability for the GMDBs (collectively, the GMDB assumptions).

The following are the primary procedures we performed to address this critical audit matter. With the assistance of actuarial professionals, we evaluated the design and tested the operating effectiveness of certain internal controls, including controls related to the development of the actuarially-derived assumptions for the GMWB embedded derivatives and GMDB assumptions. We involved valuation professionals with specialized skills and knowledge who assisted in evaluating the Company’s estimate of the fair value discount rates for the GMWB embedded derivatives, which included assessing the methodology and assumptions utilized by the Company to develop the assumptions for fair value discount rates by developing independent discount rate curves and comparing them to those used by the Company. We involved actuarial professionals with specialized skills and industry knowledge, who assisted in:

•Evaluating the consistency of the Company’s methodology for determining the actuarially-derived assumptions for the GMWB embedded derivatives and the GMDB assumptions for compliance with generally accepted actuarial standards.
•Comparing the actuarially-derived assumptions for the GMWB embedded derivatives and the GMDB assumptions with the Company’s emerging experience or market trends and evaluating the reasonableness of assumptions where deviations from Company experience or market trends were identified.
•Testing the Company’s estimate of the GMWB embedded derivatives and the liability for the GMDBs by recalculating the estimated reserve for a selection of policies using management’s assumptions and comparing the results to the Company’s estimates.

Disclosure of the expected transition date impact on total equity from the adoption of ASU 2018-12

As discussed in Note 2 to the financial statements, the Company disclosed the expected transition date impact of the adoption of ASU 2018-12: Financial Services - Insurance (Topic 944), Targeted Improvements to the Accounting for Long-Duration Contracts (the standard). The Company will adopt the standard effective January 1, 2023, with a transition date of January 1, 2021, using the modified retrospective transition method, except for market risk benefits for which the Company will apply a full retrospective transition approach. At transition, the standard requires the Company to measure certain insurance benefits as market risk benefits at fair value. Additionally, at transition the liability for future policy benefits will be measured using a discount rate that is based on the current upper-medium grade fixed- income instrument yield. The Company estimates the impact from the adoption will result in an increase of approximately $32 million in the Company’s total equity at the transition date of January 1, 2021, a portion of which relates to market risk benefits.

We identified the assessment of the disclosure of the Company’s expected transition date impact on total equity related to the assumptions, specifically the discount rate and cash flow assumptions (mortality, benefit utilization, lapse, and fund performance) (collectively, the assumptions), used to estimate the fair value of market risk benefits as a critical audit matter. There was a high degree of auditor effort and subjective auditor judgment involved in the evaluation of the assumptions used to estimate the transition date fair value of market risk benefits assets and liabilities. Evaluation of the assumptions required valuation and actuarial professionals with specialized skills and knowledge.

The following are the primary procedures we performed to address this critical audit matter. With the assistance of actuarial professionals, we evaluated the design and tested the operating effectiveness of certain internal controls over the Company’s process to estimate the transition date impact, including controls related to the development of the cash flow assumptions. We involved valuation professionals with specialized skills and knowledge who assisted in evaluating the Company’s estimate of the transition date discount rate, which included assessing the methodology and assumptions utilized by the Company to develop the discount rate assumption for market risk benefits by developing independent discount rate curves and comparing them to those used by the Company. We involved actuarial professionals with specialized skills and knowledge who assisted in evaluating the Company’s estimate of the transition date fair value for market risk benefits, which included:

•Evaluating the Company’s methodology for determining cash flow assumptions used to estimate the transition date fair value of market risk benefits for compliance with generally accepted actuarial standards.
•Comparing the cash flow assumptions with the Company’s emerging experience or market trends and evaluating the reasonableness of these assumptions where deviations from Company experience or market trends were identified.

•Assessing the reasonableness of the Company’s fair value estimate for a selection of policies with market risk benefits by recalculating the fair value and comparing to the Company’s estimate.

/s/ KPMG LLP

Chicago, Illinois
March 31, 2023

We have served as the Company’s auditor since 1999.

Jackson National Life Insurance Company of New York
(a wholly-owned subsidiary of Jackson National Life Insurance Company)
Balance Sheets
(in thousands)

	December 31,
	2022	2021
Assets
Investments:
Debt Securities, available-for-sale, net of allowance for credit losses of $153 and nil at December 31, 2022 and 2021, respectively (amortized cost: 2022 $1,317,315; 2021 $1,281,773)	$1,187,049	$1,331,076
Equity securities, at fair value	807	—
Policy loans	356	348
Total investments	1,188,212	1,331,424
Cash and cash equivalents	89,576	75,554
Accrued investment income	10,069	9,076
Deferred acquisition costs and sales inducements	80,274	47,964
Reinsurance recoverable	1,505,979	1,824,870
Income taxes receivable from Parent	1,740	283
Deferred income taxes, net	18,459	21,911
Separate account assets	13,943,778	17,730,900
Total assets	$16,838,087	$21,041,982

Liabilities and Equity
Liabilities
Reserves for future policy benefits and claims payable	34,636	374,328
Other contract holder funds	1,863,533	1,728,949
Payable to Parent	188,892	332,847
Deferred gain on reinsurance	97,171	121,464
Other liabilities	42,375	43,957
Separate account liabilities	13,943,778	17,730,900
Total liabilities	16,170,385	20,332,445

Commitments, Contingencies, and Guarantees (Note 10)

Equity
Common stock, $1,000 par value, 2,000 shares authorized, issued, and outstanding	2,000	2,000
Additional paid-in capital	187,924	187,924
Accumulated other comprehensive income (loss), net of tax expense (benefit) of $(4,933) in 2022 and $(919) in 2021	(87,982)	32,125
Retained earnings	565,760	487,488
Total shareholder’s equity	667,702	709,537
Total liabilities and equity	$16,838,087	$21,041,982

See accompanying notes to financial statements.

Jackson National Life Insurance Company of New York
(a wholly-owned subsidiary of Jackson National Life Insurance Company)
Income Statements
(in thousands)

	For the Years Ended December 31,
	2022	2021	2020
Revenues
Fee income	$38,835	$39,724	$32,867
Premiums	135	67	233
Net investment income	43,044	42,872	43,117
Net realized gains (losses) on investments	(4,645)	3,546	1,173
Commission and expense allowance on reinsurance ceded	132,682	148,285	154,462
Amortization (deferral) of gain on reinsurance	24,293	24,293	24,293
Total revenues	234,344	258,787	256,145

Benefits and Expenses
Death, other policy benefits and change in policy reserves, net of deferrals	(30,100)	(16,014)	25,202
Interest credited on deposit liabilities, net of amortization	13,987	13,076	13,227
Operating costs and other expenses, net of deferrals	143,865	158,637	168,826
Amortization of deferred acquisition costs	22,226	17,410	(1,992)
Total benefits and expenses	149,978	173,109	205,263
Pretax income (loss)	84,366	85,678	50,882
Income tax expense (benefit)	6,094	1,068	(4,554)
Net income (loss)	$78,272	$84,610	$55,436

See accompanying notes to financial statements

Jackson National Life Insurance Company of New York
(a wholly-owned subsidiary of Jackson National Life Insurance Company)
Statements of Comprehensive Income (Loss)
(in thousands)

	For the Years Ended December 31,
	2022	2021	2020

Net income (loss)	$78,272	$84,610	$55,436

Other comprehensive income (loss), net of tax:
Change in unrealized appreciation (depreciation) on securities with no credit impairment, net of tax expense (benefit) of: $(4,047), $(8,832), and $8,636 for the years ended December 31, 2022, 2021 and 2020, respectively	(120,227)	(32,525)	31,317
Change in unrealized appreciation (depreciation) on securities with credit impairment, net of tax expense (benefit) of: $33, $1, and $(5) for the years ended December 31, 2022, 2021 and 2020, respectively	120	5	(18)
Total other comprehensive income (loss)	(120,107)	(32,520)	31,299
Comprehensive income (loss)	(41,835)	52,090	86,735

See accompanying notes to financial statements

Jackson National Life Insurance Company of New York
(a wholly-owned subsidiary of Jackson National Life Insurance Company)
Statements of Equity
(in thousands)

			Accumulated
		Additional	Other		Total
	Common	Paid-In	Comprehensive	Retained	Shareholder’s
	Stock	Capital	Income (Loss)	Earnings	Equity
Balances as of December 31, 2019	$2,000	$187,924	$33,346	$347,442	$570,712

Net income (loss)	—	—	—	55,436	55,436
Change in unrealized investment gains and losses, net of tax	—	—	31,299	—	31,299
Balances as of December 31, 2020	2,000	187,924	64,645	402,878	657,447

Net income (loss)	—	—	—	84,610	84,610
Change in unrealized investment gains and losses, net of tax	—	—	(32,520)	—	(32,520)
Balances as of December 31, 2021	2,000	187,924	32,125	487,488	709,537

Net income (loss)	—	—	—	78,272	78,272
Change in unrealized investment gains and losses, net of tax	—	—	(120,107)	—	(120,107)
Balances as of December 31, 2022	$2,000	$187,924	$(87,982)	$565,760	$667,702

See accompanying notes to financial statements

Jackson National Life Insurance Company of New York
(a wholly-owned subsidiary of Jackson National Life Insurance Company)
Statements of Cash Flows
(in thousands)

	Years Ended December 31,
	2022	2021	2020
Cash flows from operating activities:
Net income (loss)	$78,272	$84,610	$55,436
Adjustments to reconcile net income to net cash provided by operating activities:
Net realized (gains) losses on investments	4,645	(3,546)	(1,173)
Interest credited on deposit liabilities, gross	34,157	33,687	33,556
Amortization of discount and premium on investments	854	853	558
Deferred income tax expense (benefit)	7,465	4,485	11,058
Change in:
Accrued investment income	(993)	382	(568)
Deferred acquisition costs	17,032	10,892	(8,168)
Income taxes payable to (receivable from) Parent	(1,457)	5,907	(10,306)
Claims payable	(6,374)	(7,250)	36,866
Payable to (receivable from) Parent	(143,955)	(15,000)	88,287
Other assets and liabilities, net	(43,290)	25,532	(294,820)
Net cash provided by (used in) operating activities	(53,644)	140,552	(89,274)

Cash flows from investing activities:
Sales, maturities, and repayments of:
Fixed maturities	207,826	189,554	200,901
Purchases of:
Fixed maturities	(248,716)	(200,794)	(338,884)
Other investing activities	331	54	(268)
Net cash provided by (used in) investing activities	(40,559)	(11,186)	(138,251)

Cash flows from financing activities:
Policyholders' account balances:
Deposits	1,098,902	1,469,675	1,343,845
Withdrawals	(1,338,441)	(1,594,502)	(1,204,933)
Net transfers from (to) separate accounts	339,064	(52,781)	64,703
Proceeds from (payments on) securities lending	8,700	762	—
Net cash provided by (used in) financing activities	108,225	(176,846)	203,615

Net increase (decrease) in cash and cash equivalents	14,022	(47,480)	(23,910)

Cash and cash equivalents, beginning of year	75,554	123,034	146,944
Cash and cash equivalents, end of year	$89,576	$75,554	$123,034

Supplemental Cash Flow Information
Income tax received from (paid to) Parent	$—	$9,322	$5,305

Non-cash investing activities
Debt securities acquired from exchanges, payments-in-kind, and similar transactions	$4,555	$10,388	$10,634
Other invested assets acquired from paid in kind and stock distributions	$1,143	$—	$—

See accompanying notes to financial statements

Jackson National Life Insurance Company of New York
Notes to Financial Statements

1.    Business and Basis of Presentation

Jackson National Life Insurance Company of New York, (the “Company” or “Jackson-NY”) is wholly owned by Jackson National Life Insurance Company (“Jackson” or the “Parent”), a wholly owned subsidiary of Brooke Life Insurance Company (“Brooke Life”), which is wholly owned by the ultimate parent, Jackson Financial Inc. (“Jackson Financial”). Jackson-NY is licensed to sell group and individual annuity products (including immediate annuities, deferred fixed annuities and variable annuities), guaranteed investment contracts (“GICs”) and individual life insurance products, including variable universal life, in the states of New York, Delaware, and Michigan.

Other

We continue to monitor developments related to the COVID-19 pandemic. The COVID-19 pandemic caused significant economic and financial turmoil in the United States (“U.S.”) and around the world. There has been a steady resumption of activity during 2022; however, at this time it is not possible to estimate the long-term effectiveness of any therapeutic treatments and vaccines for COVID-19, or their efficacy with respect to current or future variants or mutations of COVID-19, or the longer-term effects that the COVID-19 pandemic could have on our business. The extent to which the COVID-19 pandemic impacts our business, results of operations, financial condition and cash flows will depend on future developments that are highly uncertain and cannot be predicted. The Company implemented business continuity plans that already were in place to ensure the availability of services for our customers, work at home capabilities for our associates, where appropriate, and other ongoing risk management activities. The Company had associates, as needed or voluntarily, in our offices during this time, as permitted by local and state restrictions. The Company rolled out a broader “return to office plan” for all associates, and since September 2022, required some associates to return to the office five days a week. Associates below director level remain on an “office-centric” hybrid schedule between in-office and remote working arrangements.

Basis of Presentation

The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”). Certain amounts in the 2021 Notes to Consolidated Financial Statements have been reclassified to conform to the 2022 presentation.

Use of Estimates

The preparation of the financial statements in conformity with GAAP requires the use of estimates and assumptions about future events that affect the amounts reported in the financial statements and the accompanying notes. Significant estimates or assumptions, as further discussed in the notes, include:

•Valuation of investments, including fair values of securities deemed to be in an illiquid market and the determination of when an impairment is necessary;
•Assumptions impacting estimated future gross profits, including policyholder behavior, mortality rates, expenses, investment returns and policy crediting rates, used in the calculation of amortization of deferred acquisition costs;
•Assumptions used in calculating policy reserves and liabilities, including policyholder behavior, mortality rates, expenses, investment returns and policy crediting rates;
•Assumptions as to future earnings levels being sufficient to realize deferred tax benefits;
•Estimates related to expectations of credit losses on certain financial assets;
•Assumptions and estimates associated with the Company’s tax positions, including an estimate of the dividends received deduction, which impact the amount of recognized tax benefits recorded by the Company; and
•Value of guaranteed benefits.

Notes to Financial Statements | 1. Business and Basis of Presentation

These estimates and assumptions are based on management’s best estimates and judgments. Management evaluates its estimates and assumptions on an ongoing basis using historical experience and other factors deemed appropriate. As facts and circumstances dictate, these estimates and assumptions may be adjusted. Since future events and their effects cannot be determined with precision, actual results could differ significantly from these estimates. Changes in estimates, including those resulting from continuing changes in the economic environment, will be reflected in the financial statements in the periods the estimates are changed.

Revision of Prior Period Financial Statements

In 2022, the Company identified errors related to the classification of certain balances and amounts in the line items of the Balance Sheets and Income Statements. These errors resulted in the revision of balances and amounts related to liabilities for certain life-contingent annuities and deferred sales inducement amortization that impacted previously issued Financial Statements. The impact of these errors to the current and the prior periods' Financial Statements were not considered to be material and had no impact on shareholder’s equity or net income (loss). However, to improve the consistency and comparability of the financial statements, management revised the financial statements and related disclosures in this financial report. See Note 15 to the accompanying Notes to the Financial Statements for details of the revisions.

Notes to Financial Statements | 2. Summary of Significant Accounting Policies
2.    Summary of Significant Accounting Policies

The following table identifies our significant accounting policies presented in other Notes to Financial Statements:

Investments	Note 3
Fair Value Measurements	Note 4
Deferred Acquisition Costs and Deferred Sales Inducements	Note 5
Reinsurance	Note 6
Reserves for Future Policy Benefits and Claims Payable and Other Contract Holder Funds	Note 7
Certain Nontraditional Long-Duration Contracts and Variable Annuity Guarantees	Note 8
Income Taxes	Note 9
Commitments, Contingencies, and Guarantees	Note 10
Accumulated Other Comprehensive Income (Loss)	Note 14

Other Significant Accounting Policies

Cash and Cash Equivalents

Cash and cash equivalents primarily include money market instruments and bank deposits. Cash equivalents also includes all highly liquid securities and other investments purchased with an original or remaining maturity of three months or less at the date of purchase.

Revenue and Expense Recognition

Premiums for traditional life insurance are reported as revenues when due. Benefits, claims and expenses are associated with earned revenues in order to recognize profit over the lives of the contracts. This association is accomplished through provisions for future policy benefits and the deferral and amortization of certain acquisition costs.

Deposits on interest-sensitive life products and investment contracts, principally universal and variable universal contracts and deferred annuities, are treated as policyholder deposits and excluded from revenue. Revenues consist primarily of investment income and charges assessed against the account value for mortality charges, surrenders, variable annuity benefit guarantees and administrative expenses. Surrender benefits are treated as repayments of the policyholder account. Annuity benefit payments are treated as reductions to the policyholder account. Death benefits in excess of the policyholder account are recognized as an expense when incurred. Expenses consist primarily of the interest credited to policyholder deposits. Underwriting and other direct acquisition expenses are associated with gross profit in order to recognize profit over the life of the business. This is accomplished through deferral and amortization of acquisition costs and sales inducements. Expenses not related to policy acquisition are recognized when incurred.

Changes in Accounting Principles – Adopted in Current Year

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2020-04, “Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” The new guidance provides optional expedients for applying GAAP to contracts and other transactions affected by reference rate reform and is effective for contract modifications made between March 12, 2020 and December 31, 2022. If certain criteria are met, an entity will not be required to remeasure or reassess contracts impacted by reference rate reform. The practical expedient allowed by this standard was elected and is being applied prospectively by the Company as reference rate reform unfolds. The contracts modified to date met the criteria for the practical expedient and therefore had no material impact on the Company’s Financial Statements. In December 2022, the FASB issued ASU 2022-06, “Reference Rate Reform (Topic 848): Deferral of the Sunset Date of Topic 848” which defers the sunset date of Topic 848 from December 31, 2022 to December 31, 2024, after which entities will no longer be permitted to apply the relief in Topic 848. The amendments are effective for all entities as of December 21, 2022. The Company will continue to evaluate the impacts of reference rate reform on contract modifications and other transactions through December 31, 2024.

Notes to Financial Statements | 2. Summary of Significant Accounting Policies

Changes in Accounting Principles – Issued but Not Yet Adopted

In August 2018, the FASB issued ASU 2018-12, “Targeted Improvements to the Accounting for Long-Duration Contracts,” which includes changes to the existing recognition, measurement, presentation and disclosure requirements for long-duration contracts issued by an insurance entity. ASU 2018-12 is effective for fiscal years beginning after December 15, 2022.

The amendments in ASU 2018-12 contain four significant changes:
1.Market risk benefits: market risk benefits, a new term for certain contracts or features that provide for potential benefits in addition to the account balance which expose the Company to other than nominal market risk (for example, certain guaranteed benefits on annuity contracts, including guaranteed minimum withdrawal benefits and guaranteed minimum death benefits on variable annuities), will be measured at fair value. Changes in fair value will be recorded and presented separately within the income statement, with the exception of changes in fair value due to instrument-specific credit risk, which will be recognized in other comprehensive income (loss) (“OCI”). See Note 8 for more information regarding guaranteed benefits;

2.    Deferred acquisition costs: deferred acquisition costs (“DAC”) will be amortized on a constant-level basis, independent of profitability on the underlying business;

3.    Liability for future policy benefits: annual review and, if necessary, update of cash flow assumptions used to measure the liability for future policy benefits for nonparticipating traditional and limited-payment insurance contracts will be required. These liabilities will be discounted using an upper-medium grade fixed income instrument yield which will be updated quarterly, with related changes in the liability recognized in OCI; and

4.    Enhanced disclosures: enhanced disclosures, including disaggregated roll-forwards of certain balance sheet accounts that provide information about actual and expected cash flows, as well as information about significant inputs, judgments, assumptions and methods used in measurement, will be required. The enhanced disclosures are intended to improve the ability of users of the financial statements to evaluate the timing, amount, and uncertainty of cash flows arising from long-duration contracts.

The Company will adopt the standard effective January 1, 2023, with a transition date of January 1, 2021, using a modified retrospective approach, except for market risk benefits for which we will apply a full retrospective transition approach. Under the modified retrospective approach, the Company will apply the guidance to contracts in force on the transition date on the basis of their existing carrying value, using updated future cash flow assumptions, and eliminate certain related amounts in accumulated other comprehensive income (loss) (“AOCI”). Under the full retrospective transition approach, the Company will apply the guidance as of the earliest period presented, using actual historical experience information as of contract inception, as if the accounting principle had always been applied.

Given the nature and extent of the required changes, the adoption of this standard will impact the Company’s Financial Statements and disclosures. Based upon the elected transition methods, the Company expects the adoption of the standard to result in an increase of approximately $32 million in the Company’s total equity at the transition date of January 1, 2021. This impact is based on the economic conditions experienced at the transition date.

The most significant drivers of the transition adjustment are:

•changes to the measurement of certain benefits currently accounted for as insurance benefits (e.g., guaranteed minimum death benefits on variable annuities) which will be classified as market risk benefits upon adoption and remeasured at fair value, the impact of which is highly dependent on market conditions, including interest rates;

Notes to Financial Statements | 2. Summary of Significant Accounting Policies
•changes to the discount rate used to measure liabilities for future policyholder benefits which will be remeasured using current upper-medium grade fixed-income instrument yields, which are generally considered to be those on single-A rated public corporate debt; and,
•the removal of certain balances recorded in AOCI related to changes in unrealized appreciation (depreciation) on investments.
In December 2022, the FASB issued ASU 2022-05, “Financial Services – Insurance: Transition for Sold Contracts”, which amends the guidance in ASU 2018-12 to allow an insurance entity to make an accounting policy election, on a transaction-by-transaction basis, to exclude contracts that meet certain criteria from applying the amendments in ASU 2018-12. ASU 2022-05 is effective consistent with the effective date of ASU 2018-12. The Company will adopt the standard effective January 1, 2023. The Company does not plan to make the accounting policy election and does not anticipate an impact to the Financial Statements upon adoption.

Notes to Financial Statements | 3. Investments
3.    Investments

Investments are comprised primarily of fixed-income securities, primarily publicly-traded corporate and government bonds, and asset-backed securities. Asset-backed securities include mortgage-backed and other structured securities. The Company generates the majority of its general account deposits from interest-sensitive individual annuity contracts on which it has committed to pay a declared rate of interest. The Company's strategy of investing in fixed-income securities aims to ensure matching of the asset yield with the amounts credited to the interest-sensitive liabilities and to earn a stable return on its investments.

Debt Securities

Debt securities consist primarily of bonds and asset-backed securities. Acquisition discounts and premiums on debt securities are amortized into investment income through call or maturity dates using the effective interest method. Discounts and premiums on asset-backed securities are amortized over the estimated redemption period. Certain asset-backed securities for which the Company might not recover substantially all of its recorded investment are accounted for on a prospective basis according to changes in the estimated future cash flows.

Debt securities are generally classified as available-for-sale and are carried at fair value. For debt securities in an unrealized loss position, for which the Company deems an impairment necessary, the amortized cost may be written down to fair value through net realized gains (losses) on investments, or an allowance for credit loss (“ACL”) may be recorded along with a charge to net realized gains (losses) on investments.

The following table sets forth the composition of the fair value of debt securities at December 31, 2022 and 2021, classified by rating categories as assigned by nationally recognized statistical rating organizations (“NRSRO”), the National Association of Insurance Commissioners (“NAIC”), or if not rated by such organizations, the Company’s affiliated investment advisor. The Company uses the second lowest rating by an NRSRO when NRSRO ratings are not equivalent and, for purposes of the table, if not otherwise rated by a NRSRO, the NAIC rating of a security is converted to an equivalent NRSRO-style rating. There were no investments rated by the Company’s investment advisor at December 31, 2022 or 2021.

	Percent of Total Debt Securities
	Carrying Value
	December 31,
Investment Rating	2022	2021
AAA	12.0%	11.9%
AA	7.0%	6.7%
A	33.6%	30.2%
BBB	45.0%	48.3%
Investment grade	97.6%	97.1%
BB	1.6%	2.0%
B and below	0.8%	0.9%
Below investment grade	2.4%	2.9%
Total debt securities	100.0%	100.0%

At December 31, 2022, based on ratings by NRSROs, of the total carrying value of debt securities in an unrealized loss position, 87% were investment grade, 2% were below investment grade and 11% were not rated. Unrealized losses on debt securities that were below investment grade or not rated were approximately 16% of the aggregate gross unrealized losses on available-for-sale debt securities.

At December 31, 2021, based on ratings by NRSROs, of the total carrying value of debt securities in an unrealized loss position, 74% were investment grade, 2% were below investment grade and 24% were not rated. Unrealized losses on debt securities that were below investment grade or not rated were approximately 46% of the aggregate gross unrealized losses on available-for-sale debt securities.

Notes to Financial Statements | 3. Investments

Corporate securities in an unrealized loss position were diversified across industries. As of December 31, 2022, the industries accounting for the largest percentage of unrealized losses included financial services (15% of corporate gross unrealized losses) and utility (9%). The largest unrealized loss related to a single corporate obligor was $1.2 million at December 31, 2022.

As of December 31, 2021, the industries accounting for the larger percentage of unrealized losses included financial services (34%) and consumer goods (10%). The largest unrealized loss related to a single corporate obligor was $1.1 million at December 31, 2021.

At December 31, 2022 and 2021, the amortized cost, ACL, gross unrealized gains and losses, and fair value of debt securities were as follows (in thousands):

		Allowance	Gross	Gross
	Amortized	for	Unrealized	Unrealized	Fair
December 31, 2022	Cost	Credit Loss	Gains	Losses	Value
U.S. government securities	$7,949	$—	$—	$648	$7,301
Other government securities	1,564	—	—	21	1,543
Public utilities	112,036	—	55	9,871	102,220
Corporate securities	957,250	—	771	101,428	856,593
Residential mortgage-backed	5,509	153	705	32	6,029
Commercial mortgage-backed	122,744	—	8	10,383	112,369
Other asset-backed securities	110,263	—	126	9,395	100,994
Total debt securities	$1,317,315	$153	$1,665	$131,778	$1,187,049

		Allowance	Gross	Gross
	Amortized	for	Unrealized	Unrealized	Fair
December 31, 2021	Cost	Credit Loss	Gains	Losses	Value
U.S. government securities	$7,935	$—	$160	$—	$8,095
Other government securities	1,701	—	218	—	1,919
Public utilities	101,281	—	4,278	116	105,443
Corporate securities	958,311	—	40,795	4,601	994,505
Residential mortgage-backed	7,532	—	1,668	1	9,199
Commercial mortgage-backed	126,080	—	5,419	29	131,470
Other asset-backed securities	78,933	—	1,611	99	80,445
Total debt securities	$1,281,773	$—	$54,149	$4,846	$1,331,076

Notes to Financial Statements | 3. Investments
The amortized cost, ACL, gross unrealized gains and losses, and fair value of debt securities at December 31, 2022, by contractual maturity, are shown below (in thousands). Actual maturities may differ from contractual maturities where securities can be called or prepaid with or without early redemption penalties.

		Allowance	Gross	Gross
	Amortized	for	Unrealized	Unrealized	Fair
	Cost	Credit Loss	Gains	Losses	Value
Due in 1 year or less	$38,975	$—	$4	$290	$38,689
Due after 1 year through 5 years	448,601	—	257	23,842	425,016
Due after 5 years through 10 years	562,864	—	510	81,999	481,375
Due after 10 years through 20 years	27,362	—	55	5,465	21,952
Due after 20 years	997	—	—	372	625
Residential mortgage-backed	5,509	153	705	32	6,029
Commercial mortgage-backed	122,744	—	8	10,383	112,369
Other asset-backed securities	110,263	—	126	9,395	100,994
Total	$1,317,315	$153	$1,665	$131,778	$1,187,049

As required by law in various states in which business is conducted, securities with a carrying value of $456 thousand and $506 thousand at December 31, 2022 and 2021, respectively, were on deposit with regulatory authorities.

Residential mortgage-backed securities (“RMBS”) include certain RMBS that are collateralized by residential mortgage loans and are neither expressly nor implicitly guaranteed by U.S. government agencies (“non-agency RMBS”). The Company’s non-agency RMBS include investments in securities backed by prime, Alt-A, and subprime loans as follows (in thousands):

		Allowance	Gross	Gross
	Amortized	for	Unrealized	Unrealized	Fair
December 31, 2022	Cost	Credit Loss	Gains	Losses	Value
Prime	$2,800	$153	$2	$19	$2,630
Alt-A	30	—	445	—	475
Subprime	1,554	—	253	—	1,807
Total non-agency RMBS	$4,384	$153	$700	$19	$4,912

		Allowance	Gross	Gross
	Amortized	for	Unrealized	Unrealized	Fair
December 31, 2021	Cost	Credit Loss	Gains	Losses	Value
Prime	$3,382	$—	$236	$—	$3,618
Alt-A	190	—	445	—	635
Subprime	2,356	—	870	1	3,225
Total non-agency RMBS	$5,928	$—	$1,551	$1	$7,478

The Company defines its exposure to non-agency residential mortgage loans as follows:

•Prime loan-backed securities are collateralized by mortgage loans made to the highest rated borrowers.
•Alt-A loan-backed securities are collateralized by mortgage loans made to borrowers who lack credit documentation or necessary requirements to obtain prime borrower rates.
•Subprime loan-backed securities are collateralized by mortgage loans made to borrowers that have a FICO score of 660 or lower.

Notes to Financial Statements | 3. Investments
The following tables summarize the amount of gross unrealized losses, fair value and the number of securities aggregated by investment category and length of time that individual debt securities have been in a continuous loss position (dollars in thousands):

	December 31, 2022			December 31, 2021
	Less than 12 months			Less than 12 months
	Gross	Fair Value		Gross	Fair Value
	Unrealized		# of	Unrealized		# of
	Losses		securities	Losses		securities
U.S. government securities	$648	$7,301	1	$—	$—	—
Other government securities	21	1,543	1	—	—	—
Public utilities	7,384	90,976	58	116	12,596	6
Corporate securities	61,364	661,648	526	3,056	198,624	97
Residential mortgage-backed	32	1,737	6	1	790	1
Commercial mortgage-backed	9,632	106,215	77	29	3,703	4
Other asset-backed securities	5,845	60,711	66	99	33,734	22
Total temporarily impaired securities	$84,926	$930,131	735	$3,301	$249,447	130

	12 months or longer			12 months or longer
	Gross	Fair Value		Gross	Fair Value
	Unrealized		# of	Unrealized		# of
	Losses		securities	Losses		securities
U.S. government securities	$—	$—	—	$—	$—	—
Other government securities	—	—	—	—	—	—
Public utilities	2,487	10,198	6	—	—	—
Corporate securities	40,064	155,100	88	1,545	10,952	5
Residential mortgage-backed	—	6	1	—	7	1
Commercial mortgage-backed	751	2,155	3	—	—	—
Other asset-backed securities	3,550	25,875	18	—	—	—
Total temporarily impaired securities	$46,852	$193,334	116	$1,545	$10,959	6

	Total			Total
	Gross	Fair Value		Gross	Fair Value
	Unrealized		# of	Unrealized		# of
	Losses		securities	Losses		securities
U.S. government securities	$648	$7,301	1	$—	$—	—
Other government securities	21	1,543	1	—	—	—
Public utilities	9,871	101,174	64	116	12,596	6
Corporate securities	101,428	816,748	610	4,601	209,576	102
Residential mortgage-backed	32	1,743	7	1	797	2
Commercial mortgage-backed	10,383	108,370	80	29	3,703	4
Other asset-backed securities	9,395	86,586	83	99	33,734	22
Total temporarily impaired securities	$131,778	$1,123,465	846	$4,846	$260,406	136

Debt securities in an unrealized loss position as of December 31, 2022 did not require an impairment recognized in earnings, as (i) the Company did not intend to sell these debt securities, (ii) it is not more likely than not that the Company will be required to sell these securities before recovery of their amortized cost basis, and (iii) the difference in the fair value compared to the amortized cost was due to factors other than credit loss. Based upon this evaluation, the Company believes it has the ability to generate adequate amounts of cash from normal operations to meet cash requirements with a reasonable margin of safety without requiring the sale of impaired securities.

Notes to Financial Statements | 3. Investments
As of December 31, 2022, unrealized losses associated with debt securities are primarily due to widening credit spreads or rising risk-free rates since purchase. The Company performed a detailed analysis of the financial performance of the underlying issues in an unrealized loss position and determined that recovery of the entire amortized cost of each impaired security is expected. In addition, mortgage-backed and asset-backed securities were assessed for credit impairment using a cash flow model that incorporates key assumptions including default rates, severities, and prepayment rates. The Company estimated losses for a security by forecasting performance in the underlying loans in each transaction. The forecasted loan performance was used to project cash flows to the various tranches in the structure, as applicable. The forecasted cash flows also considered, as applicable, independent industry analyst reports and forecasts, and other independent market data. Based upon this assessment of the expected credit losses of the security given the performance of the underlying collateral compared to subordination or other credit enhancement, the Company expects to recover the entire amortized cost of each impaired security.

Evaluation of Available-for-Sale Debt Securities for Credit Loss

For debt securities in an unrealized loss position, management first assesses whether the Company has the intent to sell, or whether it is more likely than not it will be required to sell the security before the amortized cost basis is fully recovered. If either criterion is met, the amortized cost is written down to fair value through net realized gains (losses) on investments as an impairment.

Debt securities in an unrealized loss position for which the Company does not have the intent to sell or is not more likely than not to sell the security before recovery to amortized cost are further evaluated to determine if the cause of the decline in fair value resulted from credit losses or other factors, which includes estimates about the operations of the issuer and future earnings potential.

The credit loss evaluation may consider the following: the extent to which the fair value is below amortized cost; changes in ratings of the security; whether a significant covenant related to the security has been breached; whether an issuer has filed or indicated a possibility of filing for bankruptcy, has missed or announced it intends to miss a scheduled interest or principal payment, or has experienced a specific material adverse change that may impair its creditworthiness; judgments about an obligor’s current and projected financial position; an issuer’s current and projected ability to service and repay its debt obligations; the existence of, and realizable value of, any collateral backing the obligations; and the macro-economic and micro-economic outlooks for specific industries and issuers.

In addition to the above, the credit loss review of investments in asset-backed securities includes the review of future estimated cash flows, including expected and stress case scenarios, to identify potential shortfalls in contractual payments. These estimated cash flows are developed using available performance indicators from the underlying assets including current and projected default or delinquency rates, levels of credit enhancement, current subordination levels, vintage, expected loss severity and other relevant characteristics. These estimates reflect a combination of data derived by third parties and internally developed assumptions. Where possible, this data is benchmarked against third-party sources.

For mortgage-backed securities, credit losses are assessed using a cash flow model that estimates the cash flows on the underlying mortgages, using the security-specific collateral characteristics and transaction structure. The model estimates cash flows from the underlying mortgage loans and distributes those cash flows to various tranches of securities, considering the transaction structure and any subordination and credit enhancements existing in that structure. The cash flow model incorporates actual cash flows on the mortgage-backed securities through the current period and then projects the remaining cash flows using a number of assumptions, including prepayment timing, default rates and loss severity. Specifically, for prime and Alt-A RMBS, the assumed default percentage is dependent on the severity of delinquency status, with foreclosures and real estate owned receiving higher rates, but also includes the currently performing loans.

These estimates reflect a combination of data derived by third parties and internally developed assumptions. Where possible, this data is benchmarked against other third-party sources. In addition, these estimates are extrapolated along a default timing curve to estimate the total lifetime pool default rate. When a credit loss is determined to exist and the present value of cash flows expected to be collected is less than the amortized cost of the security, an allowance for credit loss is recorded along with a charge to net gains (losses) on derivatives and investments, limited by the amount that the fair value is less than amortized cost. Any remaining unrealized loss after recording the allowance for credit loss is the non-credit amount and is recorded to other comprehensive income.

Notes to Financial Statements | 3. Investments

The allowance for credit loss for specific debt securities may be increased or reversed in subsequent periods due to changes in the assessment of the present value of cash flows that are expected to be collected. Any changes to the allowance for credit loss is recorded as a provision for (or reversal of) credit loss expense in net realized gains (losses) on investments.

When all, or a portion, of a security is deemed uncollectible, the uncollectible portion is written-off with an adjustment to amortized cost and a corresponding reduction to the allowance for credit losses.

Accrued interest receivables are presented separate from the amortized cost basis of debt securities. Accrued interest receivables that are determined to be uncollectible are written off with a corresponding reduction to net investment income. Accrued interest of nil was written off during the years ended December 31, 2022 and 2021.

The rollforward of the allowance for credit loss for available-for-sale securities by sector is as follows (in thousands):

December 31, 2022	US government securities	Other government securities	Public utilities	Corporate securities	Residential mortgage-backed	Commercial mortgage-backed	Other asset-backed securities	Total (2)
Balance at January 1, 2022	$—	$—	$—	$—	$—	$—	$—	$—
Additions for which credit loss was not previously recorded	—	—	—	—	195	—	—	195
Changes for securities with previously recorded credit loss	—	—	—	—	(39)	—	—	(39)
Additions for purchases of PCD debt securities (1)	—	—	—	—	—	—	—	—
Reductions from charge-offs	—	—	—	—	—	—	—	—
Reductions for securities disposed	—	—	—	—	(3)	—	—	(3)
Securities intended/required to be sold before recovery of amortized cost basis	—	—	—	—	—	—	—	—
Balance at December 31, 2022	$—	$—	$—	$—	$153	$—	$—	$153

December 31, 2021	US government securities	Other government securities	Public utilities	Corporate securities	Residential mortgage-backed	Commercial mortgage-backed	Other asset-backed securities	Total (2)
Balance at January 1, 2021	$—	$—	$—	$—	$6	$—	$—	$6
Additions for which credit loss was not previously recorded	—	—	—	—	—	—	—	—
Changes for securities with previously recorded credit loss	—	—	—	—	—	—	—	—
Additions for purchases of PCD debt securities (1)	—	—	—	—	—	—	—	—
Reductions from charge-offs	—	—	—	—	—	—	—	—
Reductions for securities disposed	—	—	—	—	(6)	—	—	(6)
Securities intended/required to be sold before recovery of amortized cost basis	—	—	—	—	—	—	—	—
Balance at December 31, 2021	$—	$—	$—	$—	$—	$—	$—	$—

(1) Represents purchased credit-deteriorated ("PCD") fixed maturity available-for-sale securities.
(2) Accrued interest receivable on debt securities totaled $9.9 million and $9.1 million as of December 31, 2022 and 2021, respectively, and was excluded from the determination of credit losses for the years ended December 31, 2022 and 2021.

Notes to Financial Statements | 3. Investments
Net Investment Income

The sources of net investment income were as follows (in thousands):

	Years Ended December 31,
	2022	2021	2020
Debt securities	$44,117	$44,149	$43,724
Equity securities	(336)	—	—
Policy loans	26	26	28
Other investment income	1,289	598	880
Total investment income	45,096	44,773	44,632

Investment expenses	(2,052)	(1,901)	(1,515)
Net investment income	$43,044	$42,872	$43,117

Investment income is not accrued on securities in default and otherwise where the collection is uncertain. In these cases, receipts of interest on such securities are used to reduce the cost basis of the securities.

Unrealized gains (losses) included in investment income that were recognized on equity securities held were $(336) thousand, nil, and nil for the years ended December 31, 2022, 2021 and 2020, respectively.

Net Realized Gains (Losses) on Investments

Realized gains and losses on sales of investments are recognized in income at the date of sale and are determined using the specific cost identification method.

The following table summarizes net realized gains (losses) on investments (in thousands):

	Years Ended December 31,
	2022	2021	2020
Available-for-sale securities
Realized gains on sale	$872	$3,783	$4,668
Realized losses on sale	(5,364)	(246)	(3,338)
Credit loss income (expense)	(153)	6	(6)
Gross impairments	—	—	(154)
Other	—	3	3
Total net realized gains (losses) on investments	$(4,645)	$3,546	$1,173

The aggregate fair value of securities sold at a loss for the years ended December 31, 2022, 2021 and 2020 was $25.3 million, $14.1 million and $15.1 million, which was approximately 91%, 98% and 82% of book value, respectively.

Proceeds from sales of available-for-sale debt securities were $39.4 million, $62.6 million and $98.1 million during the years ended December 31, 2022, 2021 and 2020, respectively.

There are inherent uncertainties in assessing the fair values assigned to the Company’s investments. The Company’s reviews of net present value and fair value involve several criteria including economic conditions, credit loss experience, other issuer-specific developments and estimated future cash flows. These assessments are based on the best available information at the time. Factors such as market liquidity, the widening of bid/ask spreads and a change in the cash flow assumptions can contribute to future price volatility. If actual experience differs negatively from the assumptions and other considerations used in the financial statements, unrealized losses currently reported in accumulated other comprehensive income may be recognized in the income statements in future periods.

Notes to Financial Statements | 3. Investments
The Company currently has no intent to sell securities with unrealized losses considered to be temporary until they mature or recover in value and believes that it has the ability to do so. However, if the specific facts and circumstances surrounding an individual security, or the outlook for its industry sector change, the Company may sell the security prior to its maturity or recovery and realize a loss.

Equity Securities

Equity securities include common stocks, preferred stocks and mutual funds. All equity securities are carried at fair value with changes in value included in net investment income.

Policy Loans

Policy loans are loans the Company issues to contract holders that use the cash surrender value of their life insurance policy or annuity contract as collateral. Policy loans are carried at the unpaid principal balance.

Securities Lending

The Company has entered into securities lending agreements with agent banks whereby blocks of securities are loaned to third parties, primarily major brokerage firms. As of December 31, 2022 and 2021, the estimated fair value of loaned securities was $9.1 million and $735 thousand, respectively. The agreements require a minimum of 102 percent of the fair value of the loaned securities to be held as collateral, calculated on a daily basis. To further minimize the credit risks related to these programs, the financial condition of counterparties is monitored on a regular basis. At December 31, 2022 and 2021, cash collateral received in the amount of $9.5 million and $763 thousand, respectively, was invested by the agent banks and included in cash and cash equivalents of the Company. A securities lending payable for the overnight and continuous loans is included in liabilities in the amount of cash collateral received. Securities lending transactions are used to generate income. Income and expenses associated with these transactions are reported as net investment income.

Notes to Financial Statements | 4. Fair Value Measurements
4.    Fair Value Measurements

Fair value measurements are based upon observable and unobservable inputs. Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect the Company’s view of market assumptions in the absence of observable market information. The Company utilizes valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs. All financial assets and liabilities measured at fair value are required to be classified into one of the following categories:

Level 1
Observable inputs that reflect quoted prices for identical assets or liabilities in active markets that the Company has the ability to access at the measurement date. Level 1 securities include U.S. Treasury securities and exchange traded equity securities.

Level 2
Observable inputs, other than quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities. Most debt securities that are model priced using observable inputs are classified within Level 2.

Level 3
Valuations that are derived from techniques in which one or more of the significant inputs are unobservable (including assumptions about risk). Embedded derivatives that are valued using unobservable inputs are included in Level 3. Because Level 3 fair values, by their nature, contain unobservable market inputs, considerable judgment may be used to determine the Level 3 fair values. Level 3 fair values represent the Company’s best estimate of an amount that could be realized in a current market exchange absent actual market exchanges.

In many situations, inputs used to measure the fair value of an asset or liability may fall into different levels of the fair value hierarchy. In these situations, the Company determines the level in which the fair value falls based upon the lowest level input that is significant to the determination of the fair value. As a result, both observable and unobservable inputs may be used in the determination of fair values that the Company has classified within Level 3.

The Company determines the fair values of certain financial assets and liabilities based on quoted market prices, where available. The Company may also determine fair value based on estimated future cash flows discounted at the appropriate current market rate. When appropriate, fair values reflect adjustments for counterparty credit quality, the Company’s credit standing, liquidity and risk margins on unobservable inputs.

Where quoted market prices are not available, fair value estimates are made at a point in time, based on relevant market data, as well as the best information about the individual financial instrument. At times, illiquid market conditions may result in inactive markets for certain of the Company’s financial instruments. In such instances, there may be no or limited observable market data for these assets and liabilities. Fair value estimates for financial instruments deemed to be in an illiquid market are based on judgments regarding current economic conditions, liquidity discounts, currency, credit and interest rate risks, loss experience and other factors. These fair values are estimates and involve considerable uncertainty and variability as a result of the inputs selected and may differ materially from the values that would have been used had an active market existed. As a result of market inactivity, such calculated fair value estimates may not be realizable in an immediate sale or settlement of the instrument. In addition, changes in the underlying assumptions used in the fair value measurement technique could significantly affect these fair value estimates.

Notes to Financial Statements | 4. Fair Value Measurements
The following table summarizes the fair value and carrying value of Jackson-NY’s financial instruments (in thousands):

		December 31, 2022		December 31, 2021
		Carrying Value	Fair Value	Carrying Value	Fair Value
Assets
	Debt securities	$1,187,049	$1,187,049	$1,331,076	$1,331,076
	Equity securities	807	807	—	—
	Policy loans	356	356	348	348
	Cash and cash equivalents	89,576	89,576	75,554	75,554
	Reinsurance recoverable, net (1)	1,170,735	1,170,914	1,374,337	2,188,451
	Separate account assets	13,943,778	13,943,778	17,730,900	17,730,900

Liabilities
	Annuity reserves (2)	$1,650,361	$1,587,203	$1,893,634	$2,822,279
	Securities lending payable	9,463	9,463	763	763
	Separate account liabilities	13,943,778	13,943,778	17,730,900	17,730,900

(1)	Represents only the components of reinsurance recoverable that are considered to be financial instruments, which arise from the guaranteed minimum withdrawal benefits (“GMWB”) and guaranteed minimum income benefits (“GMIB”) reinsurance and variable annuity general account reinsurance agreements.
(2)	Annuity reserves represent only the components of other contract holder funds and reserves for future policy benefits and claims payable that are considered to be financial instruments.

The following is a discussion of the methodologies used to determine fair values of the financial instruments measured on a recurring basis reported in the following tables.

Debt and Equity Securities

The fair values for debt and equity securities are determined using information available from independent pricing services, broker-dealer quotes, or internally derived estimates. Priority is given to publicly available prices from independent sources, when available. Securities for which the independent pricing service does not provide a quotation are either submitted to independent broker-dealers for prices or priced internally. Typical inputs used by these three pricing methods include reported trades, benchmark yields, credit spreads, liquidity premiums and/or estimated cash flows based on default and prepayment assumptions.

As a result of typical trading volumes and the lack of specific quoted market prices for most debt securities, independent pricing services will normally derive the security prices through recently reported trades for identical or similar securities, making adjustments through the reporting date based upon available market observable information as outlined above. If there are no recently reported trades, the independent pricing services and broker-dealers may use matrix or pricing model processes to develop a security price where future cash flow expectations are developed based upon collateral performance and discounted at relevant market rates. Certain securities are priced using broker-dealer quotes, which may utilize proprietary inputs and models. Additionally, the majority of these quotes are non-binding.

Included in the pricing of asset-backed securities are estimates of the rate of future prepayments of principal over the remaining life of the securities. Such estimates are derived based on the characteristics of the underlying structure and prepayment assumptions believed to be relevant for the underlying collateral. Actual prepayment experience may vary from these estimates.

Internally derived estimates may be used to develop a fair value for securities for which the Company is unable to obtain either a reliable price from an independent pricing service or a suitable broker-dealer quote. These fair value estimates may incorporate Level 2 and Level 3 inputs and are generally derived using expected future cash flows, discounted at market interest rates available from market sources based on the credit quality and duration of the instrument. For securities that may not be reliably priced using these internally developed pricing models, a fair value may be estimated using indicative market prices. These prices are indicative of an exit price, but the assumptions used to establish the fair value may not be observable or corroborated by market observable information and, therefore, represent Level 3 inputs.

Notes to Financial Statements | 4. Fair Value Measurements
The Company performs an analysis on the prices and credit spreads received from third parties to ensure that the prices represent a reasonable estimate of the fair value. This process involves quantitative and qualitative analysis and is overseen by investment and accounting professionals. Examples of procedures performed include initial and ongoing review of third-party pricing service methodologies, review of pricing statistics and trends, back testing recent trades and monitoring of trading volumes. In addition, the Company considers whether prices received from independent broker-dealers represent a reasonable estimate of fair value using internal and external cash flow models, which are developed based on spreads and, when available, market indices. As a result of this analysis, if the Company determines there is a more appropriate fair value based upon the available market data, the price received from the third party may be adjusted accordingly.

For those securities that were internally valued at December 31, 2022 and 2021, the pricing model used by the Company utilizes current spread levels of similarly rated securities to determine the market discount rate for the security.  Furthermore, appropriate risk premiums for illiquidity and non-performance are incorporated in the discount rate.  Cash flows, as estimated by the Company using issuer-specific default statistics and prepayment assumptions, are discounted to determine an estimated fair value.

On an ongoing basis, the Company reviews the independent pricing services’ valuation methodologies and related inputs, and evaluates the various types of securities in its investment portfolio to determine an appropriate fair value hierarchy distribution based upon trading activity and the observability of market inputs. Based on the results of this evaluation, each price is classified into Level 1, 2, or 3. Most prices provided by independent pricing services, including broker quotes, are classified into Level 2 due to their use of market observable inputs.

Cash and Cash Equivalents

Cash and cash equivalents primarily include money market instruments and bank deposits. Cash equivalents also includes all highly liquid securities and other investments purchased with an original or remaining maturity of three months or less at the date of purchase. Certain money market instruments are valued using unadjusted quoted prices in active markets and are classified as Level 1.

Reinsurance Recoverable

Reinsurance recoverable includes ceded amounts related to variable annuity guaranteed benefit reserves. Certain ceded guaranteed benefit reserves are carried at fair value, as discussed below.

Separate Account Assets

Separate account assets are comprised of investments in mutual funds that transact regularly, but do not trade in active markets as they are not publicly available, and are categorized as Level 2 assets.

Variable Annuity Guarantees

Variable annuity contracts issued by the Company offer various guaranteed minimum death, withdrawal, and income benefits. Certain benefits, primarily non-life contingent GMWBs and the reinsurance recoverable on the Company’s GMIBs, are recorded at fair value. Guaranteed benefits that are not subject to fair value accounting are accounted for as insurance benefits. The Company discontinued offering the GMIB in 2009.

Non-life contingent components of GMWBs are recorded at fair value with changes in fair value recorded in death, other policy benefits and change in policy reserves. The fair value of the reserve is based on the expectations of future benefit payments and certain future fees associated with the benefits. At the inception of the contract, the Company attributes to the embedded derivative a portion of rider fees collected from the contract holder, which is then held static in future valuations. Those fees, generally referred to as the attributed fees, are set such that the present value of the attributed fees is equal to the present value of future claims expected to be paid under the guaranteed benefit at the inception of the contract. In subsequent valuations, both the present value of future benefits and the present value of attributed fees are revalued based on current market conditions and policyholder behavior assumptions. The difference between each of the two components represents the fair value of the embedded derivative. The ceded reserves for these products are calculated based on the

Notes to Financial Statements | 4. Fair Value Measurements
assuming company’s share of the direct reserve. Thus, when unfavorable equity market movements cause declines in the contract holder’s account value relative to the guarantee benefit, the valuation of future expected claims would generally increase relative to the measurement performed at the inception of the contract, resulting in an increase in the fair value of the embedded derivative liability (and vice versa).

Jackson-NY’s GMIB book is reinsured through an unrelated party, and due to the net settlement provisions of the reinsurance agreement, this contract meets the definition of a derivative. Accordingly, the GMIB reinsurance agreement is recorded at fair value, with changes in fair value recorded in death, other policy benefits and change in policy reserves. Due to the inability to economically reinsure or hedge new issues of the GMIB, the Company discontinued offering the benefit in 2009.

Fair values for direct and ceded GMWB and guaranteed minimum withdrawal benefits for life (“GMWB for Life”) embedded derivatives, as well as GMIB reinsurance recoverables, are calculated using internally developed models because active, observable markets do not exist for those guaranteed benefits.

The fair value calculation is based on the present value of future cash flows comprised of future expected benefit payments, less future attributed rider fees, over the lives of the contracts. Estimating these cash flows requires numerous estimates and subjective judgments related to capital market inputs, as well as actuarially determined assumptions related to expectations concerning policyholder behavior. Capital market inputs include expected market rates of return, market volatility, correlations of market index returns to funds, fund performance and discount rates. The more significant actuarial assumptions include benefit utilization by policyholders, lapse, mortality, and withdrawal rates. Estimates of future policyholder behavior are subjective and are based primarily on the Company’s experience and that of its Parent. Best estimate assumptions plus risk margins are used as applicable.

At each valuation date, the fair value calculation reflects expected returns based on the constant maturity treasury rates as of that date to determine the value of expected future cash flows produced in a stochastic process. Volatility assumptions are based on a weighting of available market data for implied market volatility for durations up to 10 years, grading to a historical volatility level by year 15, where such long-term historical volatility levels contain an explicit risk margin. Additionally, non-performance risk is incorporated into the calculation through the use of discount rates based on a blend of yields on similarly rated peer debt and yields on Jackson Financial debt (adjusted to operating company levels).

As markets change, mature and evolve and actual policyholder behavior emerges, management continually evaluates the appropriateness of its assumptions for this component of the fair value model.

The use of the models and assumptions described above requires a significant amount of judgment. Management believes the aggregation of each of these components results in an amount that the Company would be required to transfer for a liability, or receive for an asset, to or from a willing buyer or seller, if one existed, for those market participants to assume the risks associated with the guaranteed benefits and the related reinsurance. However, the ultimate settlement amount of the asset or liability, which is currently unknown, could likely be significantly different than the fair value.

Notes to Financial Statements | 4. Fair Value Measurements
Assets and Liabilities Measured at Fair Value on a Recurring Basis

The following tables summarize the Company’s assets and liabilities that are carried at fair value by hierarchy levels (in thousands):

	December 31, 2022
	Total	Level 1	Level 2	Level 3
Assets
Debt securities:
U.S. government securities	$7,301	$7,301	$—	$—
Other government securities	1,543	—	1,543	—
Public utilities	102,220	—	102,220	—
Corporate securities	856,593	—	856,593	—
Residential mortgage-backed	6,029	—	6,029	—
Commercial mortgage-backed	112,369	—	112,369	—
Other asset-backed securities	100,994	—	100,994	—
Equity securities	807	—	807	—
Cash and cash equivalents	89,576	89,576	—	—
Reinsurance recoverable, net (1)	(167,365)	—	—	(167,365)
Separate account assets	13,943,778	—	13,943,778	—
Total	$15,053,845	$96,877	$15,124,333	$(167,365)

Liabilities
Embedded derivative (assets) liabilities (2)	$(193,478)	$—	$—	$(193,478)

(1) Represents only the components of reinsurance recoverable that are considered to be financial instruments, which arise from the GMWB and GMIB reinsurance agreements.
(2) Represents the Embedded derivative (assets) liabilities related to GMWB reserves included in reserves for future policy benefits and claims payable.

	December 31, 2021
	Total	Level 1	Level 2	Level 3
Assets
Debt securities:
U.S. government securities	$8,095	$8,095
Other government securities	1,919		1,919
Public utilities	105,443		105,443
Corporate securities	994,505		994,505
Residential mortgage-backed	9,199		9,199
Commercial mortgage-backed	131,470		131,470
Other asset-backed securities	80,445		80,445
Cash and cash equivalents	75,554	75,554
Reinsurance recoverable, net (1)	180,518			180,518
Separate account assets	17,730,900	—	17,730,900
Total	$19,318,048	$83,649	$19,053,881	$180,518

Liabilities
Embedded derivative (assets) liabilities (2)	$185,911			$185,911

(1) Represents only the components of reinsurance recoverable that are considered to be financial instruments, which arise from the GMWB and GMIB reinsurance agreements.
(2) Represents the Embedded derivative (assets) liabilities related to GMWB reserves included in reserves for future policy benefits and claims payable.

Notes to Financial Statements | 4. Fair Value Measurements
Assets and Liabilities Measured at Fair Value Using Significant Unobservable Inputs (Level 3)

Level 3 Assets and Liabilities by Price Source

The table below presents the balances of Level 3 assets and liabilities measured at fair value with their corresponding pricing sources (in thousands):

	December 31, 2022
	Total	Internal	External
Assets
Reinsurance recoverable, net(1)	$(167,365)	$(167,365)	$—
Liabilities
Embedded derivative (assets) liabilities(2)	$(193,478)	$(193,478)	$—

	December 31, 2021
	Total	Internal	External
Assets
Reinsurance recoverable, net(1)	$180,518	$180,518	$—
Liabilities
Embedded derivative (assets) liabilities(2)	$185,911	$185,911	$—

(1) Represents only the components of reinsurance recoverable that are considered to be financial instruments, which arise from the GMWB and GMIB reinsurance agreements.
(2) Includes the embedded derivatives related to GMWB reserves.

Notes to Financial Statements | 4. Fair Value Measurements
Quantitative Information Regarding Internally-Priced Level 3 Assets and Liabilities

The table below presents quantitative information on internally-priced Level 3 assets and liabilities that use significant unobservable inputs (in thousands):

As of December 31, 2022
	Fair Value	Valuation Technique(s)	Significant Unobservable Input(s)	Assumption or Input Range	Impact of Increase in Input on Fair Value
Assets
Reinsurance recoverable, net	$(167,365)	Discounted	Mortality(1)	0.01% - 51.25%	Decrease
		cash flow	Lapse(2)	2.97% - 8.10%	Decrease
			Utilization(3)	0.00% - 20.00%	Increase
			Withdrawal(4)	4.75% - 5.25%	Increase
			Nonperformance risk(5)	0.64% - 2.27%	Decrease
			Long-term Equity Volatility(6)	18.50% - 23.68%	Increase

Liabilities
Embedded derivative (assets) liabilities	$(193,478)	Discounted	Mortality(1)	0.04% - 49.20%	Decrease
		cash flow	Lapse(2)	0.12% - 41.28%	Decrease
			Utilization(3)	1.35% - 100.00%	Increase
			Withdrawal(4)	58.75% - 100.00%	Increase
			Nonperformance risk(5)	0.64% - 2.27%	Decrease
			Long-term Equity Volatility(6)	18.50% - 23.68%	Increase

(1) Mortality rates vary by attained age, tax qualification status, GMWB benefit election, and duration. The range displayed reflects ages from the minimum issue age for the benefit through age 95, which corresponds to the typical maturity age. A mortality improvement assumption is also applied.

(2) Base lapse rates vary by contract-level factors, such as product type, surrender charge schedule and optional benefits election. Lapse rates are further adjusted based on the degree to which a guaranteed benefit is in-the-money, with lower lapse applying when benefits are more in-the-money. Lapse rates are also adjusted to reflect lower lapse expectations when GMWB benefits are utilized.

(3) The utilization rate represents the expected percentage of contracts that will utilize the benefit through annuitization (GMIB) or commencement of withdrawals (GMWB). Utilization may vary by benefit type, attained age, duration, tax qualification status, benefit provision, and degree to which the guaranteed benefit is in-the-money.

(4) The withdrawal rate represents the utilization rate of the contract’s free partial withdrawal provision (GMIB) or the percentage of annual withdrawal assumed relative to the maximum allowable withdrawal amount (GMWB). Withdrawal rates on contracts with a GMIB vary based on the product type and duration. Withdrawal rates on contracts with a GMWB vary based on attained age, tax qualification status, GMWB type and GMWB benefit provisions.

(5) Nonperformance risk adjustment is applied as a spread over the risk-free rate to determine the rate used to discount the related cash flows and varies by projection year.
(6) Long-term equity volatility represents the equity volatility beyond the period for which observable equity volatilities are available.

Notes to Financial Statements | 4. Fair Value Measurements

As of December 31, 2021
	Fair Value	Valuation Technique(s)	Significant Unobservable Input(s)	Assumption or Input Range	Impact of Increase in Input on Fair Value
Assets
Reinsurance recoverable, net	$180,518	Discounted	Mortality(1)	0.01% - 23.42%	Decrease
		cash flow	Lapse(2)	3.30% - 9.00%	Decrease
			Utilization(3)	0.00% - 20.00%	Increase
			Withdrawal(4)	3.75% - 4.50%	Increase
			Nonperformance risk adjustment(5)	0.11% - 1.50%	Decrease
			Long-term Equity Volatility(6)	18.50% - 22.06%	Increase

Liabilities
Embedded derivative (assets) liabilities	$185,911	Discounted	Mortality(1)	0.04% - 21.45%	Decrease
		cash flow	Lapse(2)	0.20% - 30.90%	Decrease
			Utilization(3)	5.00% - 100.00%	Increase
			Withdrawal(4)	58.00% - 97.00%	Increase
			Nonperformance risk adjustment(5)	0.11% - 1.50%	Decrease
			Long-term Equity Volatility(6)	18.50% - 22.06%	Increase

(1) Mortality rates vary by attained age, tax qualification status, GMWB benefit election, and duration. The range displayed reflects ages from the minimum issue age for the benefit through age 95, which corresponds to the typical maturity age. A mortality improvement assumption is also applied.

(2) Base lapse rates vary by contract-level factors, such as product type, surrender charge schedule and optional benefits election. Lapse rates are further adjusted based on the degree to which a guaranteed benefit is in-the-money, with lower lapse applying when benefits are more in-the-money. Lapse rates are also adjusted to reflect lower lapse expectations when GMWB benefits are utilized.

(3) The utilization rate represents the expected percentage of contracts that will utilize the benefit through annuitization (GMIB) or commencement of withdrawals (GMWB). Utilization may vary by benefit type, attained age, duration, tax qualification status, benefit provision, and degree to which the guaranteed benefit is in-the-money.

(4) The withdrawal rate represents the utilization rate of the contract’s free partial withdrawal provision (GMIB) or the percentage of annual withdrawal assumed relative to the maximum allowable withdrawal amount (GMWB). Withdrawal rates on contracts with a GMIB vary based on the product type and duration. Withdrawal rates on contracts with a GMWB vary based on attained age, tax qualification status, GMWB type and GMWB benefit provisions.

(5) Nonperformance risk adjustment is applied as a spread over the risk-free rate to determine the rate used to discount the related cash flows and varies by projection year.
(6) Long-term equity volatility represents the equity volatility beyond the period for which observable equity volatilities are available.

Sensitivity to Changes in Unobservable Inputs

The following is a general description of sensitivities of significant unobservable inputs and their impact on the fair value measurement for the assets and liabilities reflected in the table above.

The GMIB reinsurance recoverable fair value calculation is based on the present value of future cash flows comprised of future expected reinsurance benefit receipts, less future attributed premium payments to reinsurers, over the lives of the contracts. Estimating these cash flows requires actuarially determined assumptions related to expectations concerning policyholder behavior and long-term market volatility. The more significant policyholder behavior actuarial assumptions include benefit utilization, fund allocation, lapse, and mortality.

Embedded derivatives classified in Level 3 represent the fair value of GMWB.  These fair value calculations are based on the present value of future cash flows comprised of future expected benefit payments, less future attributed rider fees, over the lives of the contracts.  Estimating these cash flows requires actuarially determined assumptions related to expectations concerning policyholder behavior and long-term market volatility.  The more significant policyholder behavior actuarial assumptions include benefit utilization, fund allocation, lapse, and mortality.

Notes to Financial Statements | 4. Fair Value Measurements
GMWB reinsurance recoverable fair value calculations are based on the assuming Company’s share of the direct reserve, which is described above. The more significant actuarial assumptions include benefit utilization, fund allocation, lapse, mortality, and long-term market volatility.

The tables below provide rollforwards for 2022 and 2021 of the financial instruments for which significant unobservable inputs (Level 3) are used in the fair value measurement (in thousands). Gains and losses in the table below include changes in fair value due partly to observable and unobservable factors.

		Total Realized/Unrealized Gains (Losses) Included in
				Purchases,
	Fair Value			Sales,	Transfers	Fair Value
	as of		Other	Issuances	in and/or	as of
	January 1,	Net	Comprehensive	and	out of	December 31,
	2022	Income	Income	Settlements	Level 3	2022
Assets
Reinsurance recoverable, net (1)	$180,518	$(347,883)	$—	$—	$—	$(167,365)

Liabilities
Embedded derivative assets (liabilities)	$(185,911)	$379,389	$—	$—	$—	$193,478

		Total Realized/Unrealized Gains (Losses) Included in
				Purchases,
	Fair Value			Sales,	Transfers	Fair Value
	as of		Other	Issuances	in and/or	as of
	January 1,	Net	Comprehensive	and	out of	December 31,
	2021	Income	Income	Settlements	Level 3	2021
Assets
Reinsurance recoverable, net (1)	$373,878	$(193,360)	$—	$—	$—	$180,518

Liabilities
Embedded derivative assets (liabilities)	$(397,311)	$211,400	$—	$—	$—	$(185,911)

(1)	Represents only the components of reinsurance recoverable that are considered to be financial instruments, which arise from the GMWB and GMIB reinsurance agreements.
There were no transfers between Level 2 and Level 3 in 2022 or 2021. In addition, there were no transfers between Level 1 and 2 of the fair value hierarchy in 2022 or 2021.

Fair Value of Financial Instruments Carried at Other Than Fair Value

The following is a discussion of the methodologies used to determine fair values of the financial instruments measured on a nonrecurring basis reported in the following table.

Policy Loans

Policy loans are funds provided to policyholders in return for a claim on the policies values and function like demand deposits which are redeemable upon repayment, death or surrender, and there is only one market price at which the transaction could be settled – the then current carrying value. The funds provided are limited to the cash surrender value of the underlying policy. The nature of policy loans is to have a negligible default risk as the loans are fully collateralized by the value of the policy. Policy loans do not have a stated maturity and the balances and accrued interest are repaid either by the policyholder or with proceeds from the policy. Due to the collateralized nature of policy loans and unpredictable timing of payments, the Company believes the carrying value of policy loans approximates fair value and have been classified as Level 3 within the fair value hierarchy.

Notes to Financial Statements | 4. Fair Value Measurements

Reinsurance recoverable

Reinsurance recoverable includes ceded amounts related to variable annuity general account fund balances. Fair values of general account fund balances are determined using projected future cash flows discounted at current market rates, and are classified as Level 3.

Other Contract Holder Funds

Fair values for immediate annuities without mortality features are derived by discounting the future estimated cash flows using current market interest rates for similar maturities. Fair values for deferred annuities are determined using projected future cash flows discounted at current market interest rates.

Securities Lending Payable

The Company’s securities lending payable, which is included in other liabilities, is set equal to the cash collateral received. Due to the short-term nature of the loans, carrying value is a reasonable estimate of fair value and is classified as Level 2.

Separate Account Liabilities

The values of separate account liabilities are set equal to the values of separate account assets, which are comprised of investments in mutual funds that transact regularly, but do not trade in active markets as they are not publicly available, and, are categorized as Level 2.

The table below presents the carrying amount and fair value by fair value hierarchy level of certain financial instruments that are not reported at fair value (in thousands):

Notes to Financial Statements | 4. Fair Value Measurements

	December 31, 2022
		Fair Value
	Carrying Value	Total	Level 1	Level 2	Level 3
Assets
Policy loans	$356	$356	$—	$—	$356
Reinsurance recoverable, net (1)	1,338,100	1,338,279	—	—	1,338,279

Liabilities
Annuity reserves (2)	$1,843,839	$1,780,681	$—	$—	$1,780,681
Securities lending payable	9,463	9,463	—	9,463	—
Separate Account Liabilities (3)	13,943,778	13,943,778	—	13,943,778	—

	December 31, 2021
		Fair Value
	Carrying Value	Total	Level 1	Level 2	Level 3
Assets
Policy loans	$348	$348	$—	$—	$348
Reinsurance recoverable, net (1)	1,193,819	2,007,933	—	—	2,007,933

Liabilities
Annuity reserves (2)	$1,707,723	$2,636,368	$—	$—	$2,636,368
Securities lending payable	763	763	—	763	—
Separate Account Liabilities (3)	17,730,900	17,730,900	—	17,730,900	—

(1) Represents only the components of reinsurance recoverable that are considered to be financial instruments, which arise from the variable annuity general account reinsurance agreement.
(2) Annuity reserves represent only the components of other contract holder funds that are considered to be financial instruments.
(3) The values of separate account liabilities are set equal to the values of separate account assets.

Notes to Financial Statements | 5. Deferred Acquisition Costs and Deferred Sales Inducements
5.    Deferred Acquisition Costs and Deferred Sales Inducements

    Deferred Acquisition Costs

Under current accounting guidance, certain costs that are directly related to the successful acquisition of new or renewal insurance business are capitalized as deferred acquisition costs (“DAC”). These costs primarily pertain to commissions and certain costs associated with policy issuance and underwriting. All other acquisition costs are expensed as incurred.

DAC are increased by interest thereon and amortized into income in proportion to anticipated premium revenues for traditional life policies and in proportion to estimated gross profits, including net realized gains (losses) on investments, for annuities and interest-sensitive life products. Due to volatility of certain factors that affect gross profits, including net realized gains (losses) on investments, amortization may be a benefit or a charge in any given period. In the event of negative amortization, the related DAC balance is capped at the initial amount capitalized, plus interest. Unamortized DAC are written off when a contract is internally replaced and substantially changed.

As available-for-sale debt securities are carried at fair value, an adjustment is made to DAC equal to the change in amortization that would have occurred if such securities had been sold at their stated fair value and the proceeds reinvested at current yields. This adjustment, along with the change in net unrealized gains (losses) on available-for-sale debt securities, net of applicable tax, is credited or charged directly to equity as a component of other comprehensive income. At December 31, 2022 and 2021, the impact to DAC was $32.8 million and $15.0 million, respectively, to reflect this adjustment.

For variable annuity business, the Company employs a mean reversion methodology that is applied with the objective of adjusting the amortization of DAC that would otherwise be highly volatile due to fluctuations in the level of future gross profits arising from changes in equity market levels. The mean reversion methodology achieves this objective by applying a dynamic adjustment to the assumption for short-term future investment returns. Under this methodology, the projected returns for the next five years are set such that, when combined with the actual returns for the current and preceding two years, the average rate of return over the eight-year period is 7.15% for 2022 and 2021, after external investment management fees. The mean reversion methodology does, however, include a cap and a floor of 15% and 0% per annum, respectively, on the projected return for each of the next five years. At December 31, 2022 and 2021, projected returns under mean reversion were within the range bound by the 15% cap and 0% floor. At both December 31, 2022 and 2021, projected returns after the next five years were set at 7.15%.

DAC are reviewed periodically to ensure that the unamortized portion does not exceed the expected recoverable amounts. Any amount deemed unrecoverable is written off with a charge through DAC amortization. No such write-offs were required for 2022, 2021, and 2020.

The balances of, and changes in, deferred acquisition costs were as follows (in thousands):

	Years Ended December 31,
	2022	2021	2020
Balance, beginning of period	$46,657	$39,199	$48,322
Deferrals of acquisition costs	5,194	6,630	6,149
Amortization	(22,226)	(17,265)	1,992
Unrealized investment losses (gains)	47,691	18,093	(17,264)
Balance, end of period	$77,316	$46,657	$39,199

Notes to Financial Statements | 5. Deferred Acquisition Costs and Deferred Sales Inducements
Actuarial Assumption Changes (Unlocking)

Annually, or as circumstances warrant, the Company conducts a comprehensive review of the assumptions used for its estimates of future gross profits underlying the amortization of DAC and deferred sales inducements (“DSI”), as well as the valuation of the embedded derivatives and reserves for life insurance and annuity products with living benefit and death benefit guarantees. These assumptions include, but may not be limited to, policyholder behavior, mortality rates, expenses, investment returns and policy crediting rates. Based on this review, the cumulative balances of DAC, DSI and life and annuity guaranteed benefit reserves are adjusted with a corresponding benefit or charge to net income.

Deferred Sales Inducements

Certain sales inducement costs that are directly related to the successful acquisition of new or renewal insurance business are capitalized as DSI. Bonus interest on deferred fixed annuities and contract enhancements on variable annuities are capitalized as DSI. DSI are increased by interest thereon and amortized into income in proportion to estimated gross profits, including net realized gains (losses) on investments. DSI are reviewed periodically to ensure that the unamortized portion does not exceed the expected recoverable amounts. Any amount deemed unrecoverable is written off with a charge through interest credited. No such write-offs were required for 2022, 2021, and 2020.

The balances of and changes in deferred sales inducements were as follows (in thousands):

	Years Ended December 31,
	2022	2021	2020
Balance, beginning of year	$1,307	$829	$1,569
Deferrals of sales inducements	2	6	27
Amortization	(174)	(187)	(198)
Unrealized investment losses (gains)	1,823	659	(569)
Balance, end of year	$2,958	$1,307	$829

Notes to Financial Statements | 6. Reinsurance
6.    Reinsurance

The Company enters into ceded reinsurance agreements with other companies in the normal course of business.Reinsurance agreements are reported on a gross basis on the Company’s balance sheets as an asset for amounts recoverable from reinsurers or as a component of other liabilities for amounts, such as premiums, owed to reinsurers. Reinsurance ceded premiums and benefits are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premium income and benefit expenses are reported net of insurance ceded.

The Company cedes reinsurance to unaffiliated insurance companies in order to limit losses from large exposures; however, if the reinsurer is unable to meet its obligations, the originating issuer of the coverage retains the liability. The Company reinsures certain of its risks to other reinsurers under a yearly renewable term or coinsurance basis. The Company regularly monitors the financial strength rating of reinsurers.

Jackson-NY amended its variable annuity reinsurance agreement with Jackson in 2016. The amendment of the treaty allows for 90% of the entire variable annuity contract to be ceded to Jackson on a coinsurance basis (modified coinsurance for Separate Account liabilities) and covers all existing and future variable annuity contracts issued by Jackson-NY. The amendment in 2016 resulted in an initial gain to Jackson-NY of $242.9 million, which was deferred and is being amortized into income over the life of the business. At December 31, 2022 and 2021, the remaining balance to be amortized was $97.2 million and $121.5 million, respectively.

Gross fees in 2022 and 2021 totaled $384.5 million and $395.0 million, with $345.7 million and $355.0 million ceded under the coinsurance agreement, respectively.

The effect of reinsurance on premiums was as follows (in thousands):

	Years Ended December 31,
	2022	2021	2020
Direct premiums	$386	$300	$424
Ceded premiums	(251)	(233)	(191)
Total premiums	$135	$67	$233

The effect of reinsurance on benefits was as follows (in thousands):

	Years Ended December 31,
	2022	2021	2020
Direct benefits	$20,253	$15,445	$10,448
Ceded benefits	(17,626)	(11,449)	(6,575)
Change in reserves, net of reinsurance	(32,727)	(20,010)	21,329
Total benefits	$(30,100)	$(16,014)	$25,202

Components of the reinsurance recoverable were as follows (in thousands):

	December 31,
	2022	2021
Reinsurance recoverable:
Ceded reserves	$1,318,280	$1,452,759
Ceded claims liability	50,633	59,096
Ceded claims paid	40,906	42,370
Ceded benefit payments/transfers	96,160	270,645
Total	$1,505,979	$1,824,870

Reinsurance recoverable from the Parent totaled $1,503.2 million and $1,822.2 million at December 31, 2022 and 2021, respectively.

Notes to Financial Statements | 6. Reinsurance

The following table sets forth the Company’s net life insurance in-force (in thousands):

	December 31,
	2022	2021
Direct life insurance in-force	$85,683	$102,283
Amounts ceded to other companies	(51,288)	(60,590)
Net life insurance in-force	$34,395	$41,693

Notes to Financial Statements | 7. Reserves for Future Policy Benefits and Claims Payable and Other Contract Holder Funds
7.    Reserves for Future Policy Benefits and Claims Payable and Other Contract Holder Funds

The following table sets forth the Company’s reserves for future policy benefits and claims payable balances (in thousands):

	December 31,
	2022	2021
Traditional life	$2,508	$4,066
Guaranteed benefits	(73,497)	258,840
Life contingent payouts	33,501	32,924
Claims payable and other	72,124	78,498
Total	$34,636	$374,328

For traditional life insurance contracts, which include term and whole life, reserves are determined using the net level premium method and assumptions as of the issue date or acquisition date as to mortality, interest rates, lapse and expenses, plus provisions for adverse deviation. These assumptions are not unlocked unless the reserve is determined to be deficient. The Company’s liability for future policy benefits also includes liabilities for guaranteed benefits related to certain nontraditional long-duration life and annuity contracts, which are further discussed in Note 8.

The following table sets forth the Company’s liabilities for other contract holder fund balances (in thousands):

	December 31,
	2022	2021
Interest-sensitive life	$3,379	$4,290
Variable annuity fixed option	1,495,860	1,335,450
Fixed annuity	364,290	389,200
Other	4	9
Total	$1,863,533	$1,728,949

For interest-sensitive life contracts, liabilities approximate the policyholder’s account value. For fixed annuities, and variable annuity fixed option, as detailed in the above table, the liability is the policyholder’s account value. At December 31, 2022, the Company had interest sensitive life business with minimum guaranteed interest rates ranging from 3.0% to 4.0%, with a 3.98% average guaranteed rate and fixed interest rate annuities with minimum guaranteed rates ranging from 1.0% to 3.0% and a 1.75% average guaranteed rate.

At December 31, 2022 and 2021, approximately 90% and 92% of the Company’s interest sensitive life business account values correspond to crediting rates that are at the minimum guaranteed interest rates, respectively. At December 31, 2022 and 2021, approximately 94% and 93% of the Company’s fixed interest rate annuity account values correspond to crediting rates that are at the minimum guaranteed interest rates, respectively.

Notes to Financial Statements | 7. Reserves for Future Policy Benefits and Claims Payable and Other Contract Holder Funds
The following tables show the distribution of these annuities’ account values within the presented ranges of minimum guaranteed interest rates (in millions):

	December 31, 2022
Minimum Guaranteed Interest Rate	Account Value
	Fixed	Variable	Total
1.0%	$39	$966	$1,005
>1.0% - 2.0%	47	201	248
>2.0% - 3.0%	263	306	569
Total	$349	$1,473	$1,822

	December 31, 2021
Minimum Guaranteed Interest Rate	Account Value
	Fixed	Variable	Total
1.0%	$37	$799	$836
>1.0% - 2.0%	52	204	256
>2.0% - 3.0%	283	312	595
Total	$372	$1,315	$1,687

Notes to Financial Statements | 8. Certain Nontraditional Long-Duration Contracts and Variable Annuity Guarantees
8.    Certain Nontraditional Long-Duration Contracts and Variable Annuity Guarantees

Variable Annuity Guarantees

Variable annuity contracts issued by the Company offer various guaranteed minimum death, withdrawal and income benefits. Certain benefits, including non-life contingent components of GMWB and GMWB for Life, which are reinsured through the contract that Jackson-NY has with its Parent, and the reinsurance recoverable on the Company’s GMIB, which is reinsured through an unrelated party, are recorded at fair value. Guaranteed benefits that are not subject to fair value accounting are accounted for as insurance benefits. Variable annuity embedded derivatives are carried at fair value on the Company’s balance sheet as a component of reserves for future policy benefits and claims payable. The Company discontinued offering the GMIB in 2009.

The non-life contingent component of GMWB and GMWB for Life contracts consists of those guaranteed withdrawal amounts paid to the contract holder in excess of the account value of the contract, up to the amount of the living benefit base. Withdrawal amounts paid to the contract holder in excess of the living benefit base are considered life contingent, and are accounted for as insurance benefits. Non-life contingent components of GMWB and GMWB for Life contracts are recorded at fair value with changes in fair value recorded in death, other policy benefits and change in policy reserves. The fair value of the reserve is based on the expectations of future benefit payments and certain future fees associated with the benefits. At the inception of the contract, the Company attributes to the embedded derivative a portion of rider fees collected from the contract holder, which is then held static in future valuations. Those fees, generally referred to as the attributed fees, are set such that the present value of the attributed fees is equal to the present value of future claims expected to be paid under the guaranteed benefit at the inception of the contract. In subsequent valuations, both the present value of future benefits and the present value of attributed fees are revalued based on current market conditions and policyholder behavior assumptions. The difference between each of the two components represents the fair value of the embedded derivative. Thus, when unfavorable equity market movements cause declines in the contract holder’s account value relative to the guarantee benefit, the valuation of future expected claims would generally increase relative to the measurement performed at the inception of the contract, resulting in an increase in the fair value of the embedded derivative liability (and vice versa).
Fair values for GMWB, GMWB for Life and GMIB reinsurance recoverables are calculated using internally developed models because active, observable markets do not exist for those guaranteed benefits.

The fair value calculation is based on the present value of future cash flows comprised of future expected benefit payments, less future attributed rider fees, over the lives of the contracts. Estimating these cash flows requires numerous estimates and subjective judgments related to capital market inputs, as well as actuarially determined assumptions related to expectations regarding policyholder behavior. Capital market inputs include expected market rates of return, market volatility, correlations of market index returns to funds, fund performance and discount rates. The more significant actuarial assumptions include benefit utilization by policyholders, lapse, mortality and withdrawal rates. Estimates of future policyholder behavior are subjective and are based primarily on the Company’s experience and that of its Parent. Best estimate assumptions plus risk margins are used as applicable.

At each valuation date, the fair value calculation reflects expected returns based on constant maturity treasury rates as of that date to determine the value of expected future cash flows produced in a stochastic process. Volatility assumptions are based on available market data for implied market volatility for durations up to 10 years, grading to a historical volatility level by year 15, where such long-term historical volatility levels contain an explicit risk margin. Risk margins are also incorporated into the model assumptions, particularly for policyholder behavior. Estimates of future policyholder behavior are subjective and based primarily on the Company’s experience and that of its Parent.

The fair value of a liability reflects the effect of nonperformance risk. Nonperformance risk includes, but may not be limited to, a reporting entity’s own credit risk. Non-performance risk is incorporated into the calculation through the adjustment of the risk-free rate curve based on spreads indicated by a blend of yields on similarly-rated peer debt and yields on Jackson Financial debt (adjusted to operating company levels).

As markets change, mature and evolve and actual policyholder behavior emerges, management regularly evaluates the appropriateness of its assumptions for this component of the fair value model.

Notes to Financial Statements | 8. Certain Nontraditional Long-Duration Contracts and Variable Annuity Guarantees
The use of the models and assumptions described above requires a significant amount of judgment. Management believes the aggregation of each of these components results in an amount that the Company would be required to transfer for a liability, or receive for an asset, to or from a willing buyer or seller, if one existed, for those market participants to assume the risks associated with the guaranteed benefits and the related reinsurance. However, the ultimate settlement amount of the asset or liability, which is currently unknown, could be significantly different than this fair value.

The Company issues variable contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder (“traditional variable annuities”). The Company also issues variable annuity and life contracts through separate accounts where the Company contractually guarantees to the contract holder (“variable contracts with guarantees”) either a) return of no less than total deposits made to the account adjusted for any partial withdrawals, b) total deposits made to the account adjusted for any partial withdrawals plus a minimum return, or c) the highest account value on a specified anniversary date adjusted for any withdrawals following the contract anniversary. These guarantees include benefits that are payable in the event of death (GMDB), at annuitization (GMIB) or upon the depletion of funds (GMWB).

The assets supporting the variable portion of variable annuity contracts are carried at fair value and reported as summary total separate account assets with an equivalent summary total reported for separate account liabilities. Liabilities for guaranteed benefits are general account obligations and are reported in reserves for future policy benefits and claims payable. Amounts assessed against the contract holders for mortality, administrative, and other services are reported in revenue as fee income. Changes in liabilities for minimum guarantees are reported within death, other policy benefits and change in policy reserves in the income statement.

Separate Account Assets and Liabilities

The Company maintains separate account assets associated with variable life and annuity contracts, which are reported at fair value. The related liabilities are reported at an amount equivalent to the separate account assets. At December 31, 2022 and 2021, the assets and liabilities associated with variable life and annuity contracts were $13.9 billion and $17.7 billion, respectively. Investment risks associated with market value changes are borne by the contract holders, except to the extent of minimum guarantees made by the Company. Separate account net investment income, net investment realized and unrealized gains and losses, and the related liability changes are offset within the same line item in the income statements. Amounts assessed against the contract holders for mortality, variable annuity benefit guarantees, administrative, and other services are reported in revenue as fee income.

Notes to Financial Statements | 8. Certain Nontraditional Long-Duration Contracts and Variable Annuity Guarantees
At December 31, 2022 and 2021, the Company provided variable annuity contracts with guarantees, for which the net amount at risk (“NAR”) is defined as the amount of guaranteed benefit in excess of current account value, as follows (dollars in millions):

December 31, 2022	Minimum Return	Account Value	Net Amount at Risk	Weighted Average Attained Age	Average Period until Expected Annuitization
Return of net deposits plus a minimum return
GMDB	0%	$9,897	$458	67.9 years
GMWB - Premium only	0%	182	5
GMWB	0-5%*	11	—
Highest specified anniversary account value
minus withdrawals post-anniversary
GMDB		1,959	369	69.4 years
GMWB - Highest anniversary only		204	37
GMWB		22	3
Combination net deposits plus minimum return,
highest specified anniversary account value
minus withdrawals post-anniversary
GMIB	0-6%	65	35		0.5 years
GMWB	0-8%*	9,934	2,925

* Ranges shown based on simple interest. The upper limits of 5% or 8% simple interest are approximately equal to 4.1% and 6%, respectively, on a compound interest basis over a typical 10-year bonus period. The combination GMWB category also includes benefits with a defined increase in the withdrawal percentage under pre-defined non-market conditions.

December 31, 2021	Minimum Return	Account Value	Net Amount at Risk	Weighted Average Attained Age	Average Period until Expected Annuitization
Return of net deposits plus a minimum return
GMDB	0%	$12,582	$79	67.5 years
GMWB - Premium only	0%	241	1
GMWB	0-5%*	15	—
Highest specified anniversary account value
minus withdrawals post-anniversary
GMDB		2,542	15	68.9 years
GMWB - Highest anniversary only		260	2
GMWB		32	2
Combination net deposits plus minimum return,
highest specified anniversary account value
minus withdrawals post-anniversary
GMIB	0-6%	88	22		0.5 years
GMWB	0-8%*	12,698	279

* Ranges shown based on simple interest. The upper limits of 5% or 8% simple interest are approximately equal to 4.1% and 6%, respectively, on a compound interest basis over a typical 10-year bonus period. The combination GMWB category also includes benefits with a defined increase in the withdrawal percentage under pre-defined non-market conditions.

Amounts shown as GMWB above include a ‘not-for-life’ component up to the point at which the guaranteed withdrawal benefit is exhausted, after which benefits paid are considered to be ‘for-life’ benefits. The liability related to this ‘not-for-life’ portion is valued as an embedded derivative, while the ‘for-life’ benefits are valued as an insurance liability (see below). For this table, the net amount at risk of the ‘not-for-life’ component is the undiscounted excess of the guaranteed withdrawal benefit over the account value, and that of the ‘for-life’ component is the estimated value of additional life contingent benefits paid after the guaranteed withdrawal benefit is exhausted.

Notes to Financial Statements | 8. Certain Nontraditional Long-Duration Contracts and Variable Annuity Guarantees
Account balances of contracts with guarantees were invested in variable separate accounts as follows (in millions):

	December 31,
	2022	2021
Fund type:
Equity	$8,507	$11,094
Bond	1,074	1,355
Balanced	2,126	2,599
Money market	93	67
Total	$11,800	$15,115

GMDB liabilities reflected in the general account were as follows (in millions):

	Year Ended December 31,
	2022	2021
Balance as of beginning of period	$56	$59
Incurred guaranteed benefits	42	1
Paid guaranteed benefits	(7)	(4)
Balance as of end of period	$91	$56

The GMDB liability is determined by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the liability balance through the income statement within death, other policy benefits and change in policy reserves, if actual experience or other evidence suggests that earlier assumptions should be revised.

The following assumptions and methodology were used to determine the GMDB liability at both December 31, 2022 and 2021 (except where otherwise noted):

•Use of a series of stochastic investment performance scenarios, based on historical average market volatility.
•Mean investment performance assumption of 7.15%, after investment management fees, but before external investment advisory fees and mortality and expense charges.
•Mortality equal to 40% to 100% of the IAM 2012 basic table improved using Scale G through 2019.
•Lapse rates varying by contract type, duration and degree the benefit is in-the-money and ranging from 0.3% to 28.0% (before application of dynamic adjustments).
•Discount rates: 7.15% on 2020 and later issues, 7.4% on 2013 through 2019 issues, 8.4% on 2012 and prior.

Most GMWB reserves are considered to be derivatives under current accounting guidance and are recognized at fair value, as previously defined, with the change in fair value reported in death, other policy benefits and change in policy reserves. The fair value of these liabilities is determined using stochastic modeling and inputs as further described in Note 4. The fair valued GMWB had a reserve liability (asset) of $(193.5) million and $185.9 million at December 31, 2022 and 2021, respectively, and was reported in reserves for future policy benefits and claims payable.

Jackson-NY has also issued certain GMWB products that guarantee payments over a lifetime. Reserves for the portion of these benefits after the point where the guaranteed withdrawal balance is exhausted are calculated using assumptions and methodology similar to the GMDB liability. At December 31, 2022 and 2021, these GMWB reserves totaled $26.9 million and $12.2 million, respectively, and were reported in reserves for future policy benefits and claims payable.

The direct GMIB liability is determined at each period end by estimating the expected value of the annuitization benefits in excess of the projected account balance at the date of annuitization and recognizing the excess ratably over the accumulation period based on total expected assessments. The assumptions used for calculating the direct GMIB liability are consistent with those used for calculating the GMDB liability. At December 31, 2022 and 2021, GMIB reserves totaled $5.5 million and $3.4 million, respectively.

Notes to Financial Statements | 9. Income Taxes
9.    Income Taxes

U.S. Tax Law Changes

On August 16, 2022, President Biden signed the Inflation Reduction Act of 2022 (“IRA”) into law. The IRA includes a new Federal alternative minimum tax (“AMT”), effective in 2023, that is based on 15% of an applicable corporation’s adjusted financial statement income (“AFSI”). A corporation will be subject to the AMT if its average pre-tax AFSI over three prior years (starting with 2020-2022) is greater than $1 billion (an “applicable corporation”). Upon becoming an applicable corporation, an entity will remain so for all future years, except under limited circumstances. The corporation’s AMT liability is payable to the extent the AMT liability exceeds regular corporate income tax. However, any AMT paid would be indefinitely available as a credit carryover that could reduce future regular corporate income tax in excess of AMT. We believe that we will be an applicable corporation starting in 2023. That determination is based on interpretations and assumptions we have made regarding the AMT provisions of the IRA, which may change once regulatory guidance is issued. As of December 31, 2022, we have not recorded any provision for the AMT. The U.S. Department of the Treasury is expected to issue regulatory guidance throughout 2023.

The IRA also creates a 1% excise tax on stock buybacks of publicly-traded U.S. corporations. Starting in 2023, such excise tax generally applies if a company repurchases in excess of $1 million worth of its stock in any given calendar year. The impact of this provision will be dependent on the extent of share repurchases made in future periods. It is anticipated that there will be no impact to the Company as any excise tax incurred on corporate stock repurchases will not be reported as income tax expense and generally will be recognized as part of the cost basis of the treasury stock recorded by Jackson Financial.

On March 27, 2020, H.R. 748, the Coronavirus Aid, Relief, and Economic Security Act, “the CARES ACT”, was signed into legislation. The CARES ACT includes tax provisions relevant to businesses that during 2020 impacted taxes related to 2018 and 2019. Some of the significant changes are reducing the interest expense disallowance for 2019 and 2020, allowing the five year carryback of net operating losses for 2018-2020, suspension of the 80% limitation of taxable income for net operating loss carryforwards for 2018-2020, and the acceleration of depreciation expense from 2018 and forward on qualified improvement property. In 2020, the Company did not recognize a tax benefit as a result of the CARES ACT. In addition, the Taxpayer Certainty & Disaster Tax Relief Act was enacted on December 27, 2020. There was no impact to taxes from this legislation in 2021 or 2020.

Effective Tax Rate

The components of the provision for federal, state and local income taxes were as follows (in thousands):

	Years Ended December 31,
	2022	2021	2020
Current tax expense (benefit)
Federal	$(1,406)	$(3,441)	$(15,649)
State and local	35	24	37
Total current tax expense (benefit)	(1,371)	(3,417)	(15,612)
Deferred tax expense (benefit)
Federal	7,291	4,355	11,723
State and local	174	130	(665)
Total deferred tax expense (benefit)	7,465	4,485	11,058
Total income tax expense (benefit)	$6,094	$1,068	$(4,554)

For the tax year ended December 31, 2021, the current tax benefit includes $3.2 million for the reversal of the uncertain tax position.

The federal income tax provisions differ from the amounts determined by multiplying pretax income attributable to the Company by the statutory federal income tax rate of 21% were as follows (in thousands):

Notes to Financial Statements | 9. Income Taxes

	Years Ended December 31,
	2022	2021	2020
Income taxes at statutory rate	$17,717	$17,993	$10,685
State income taxes	173	127	(497)
Dividends received deduction	(10,269)	(10,654)	(11,718)
Provision for uncertain tax benefit	—	(3,187)	—
Foreign tax credits	(1,470)	(3,211)	(4,037)
Prior year deferred tax benefit	—	—	1,005
Other (1)	(57)	—	8
Income tax expense (benefit)	$6,094	$1,068	$(4,554)
Effective tax rate	7.2%	1.2%	(9.0)%
(1) Aggregation of insignificant reconciling items that are less than 5% of the computed income tax expense (benefit)..

The Dividends received deduction (“DRD”) reduces the amount of dividend income subject to tax. The DRD for the current period was estimated using information from the prior year and estimates of current year investments results. The actual current year DRD can vary based on factors such as, but not limited to, changes in the amount of dividends received that are eligible for the DRD, changes in the amount of distributions received from fund investments, changes in the account balances of variable life and annuity contracts, and the Company’s taxable income before the DRD.

Income Taxes Paid

Income taxes received from Jackson, under the tax sharing agreement, in 2022, 2021 and 2020 were nil, $9.3 million, and $5.3 million, respectively.

Deferred Taxes And Assessment Of Valuation Allowance

The tax effects of significant temporary differences that gave rise to deferred tax assets and liabilities were as follows (in thousands):

	December 31,
	2022		2021
Gross deferred tax asset
Difference between financial reporting and the tax basis of:
Policy reserves and other insurance items	$—		$5,843
Deferred gain on reinsurance	20,711		25,890
Deferred acquisition costs and sales inducements	226		—
Net unrealized losses	19,805		—
Net operating loss carryforward	588		—
Other	2,522		1,603
Total gross deferred tax asset	43,852	43852	33,336
Valuation allowance	(22,442)		—
Gross deferred tax asset, net of valuation allowance	$21,410		$33,336
Gross deferred tax liability
Difference between financial reporting and the tax basis of:
Policy reserves and other insurance items	$(1,980)		$—
Deferred acquisition costs and sales inducements	—		(3,420)
Other investments items	(971)		(1,353)
Net unrealized gains	—		(6,652)
Other	—		—
Total gross deferred tax liability	(2,951)		(11,425)
Net deferred tax asset	$18,459		$21,911

Notes to Financial Statements | 9. Income Taxes
Deferred income taxes arise from the recognition of temporary differences between the basis of assets and liabilities determined for financial reporting purposes and the basis determined for income tax purposes. Such temporary differences are principally related to the effects of recording certain invested assets at market value, the deferral of acquisition costs and sales inducements and the provisions for future policy benefits and expenses. Deferred tax assets and liabilities are measured using the tax rates expected to be in effect when such benefits are realized.

The Company is required to evaluate the recoverability of its deferred tax assets and establish a valuation allowance, if necessary, to reduce its deferred tax asset to an amount that is more likely than not to be realizable. Considerable judgment and the use of estimates are required when determining whether a valuation allowance is necessary and, if so, the amount of such valuation allowance. When evaluating the need for a valuation allowance, the Company considers many factors, including: the nature and character of the deferred tax assets and liabilities; taxable income in prior carryback years; future reversals of temporary differences; the length of time carryovers can be utilized; and any tax planning strategies the Company would employ to avoid a tax benefit from expiring unused.

The Company evaluated each component of the deferred tax asset and assessed the effects of limitations and/or interpretations on the value of such components to be fully recognized in the future. The Company also evaluated the likelihood of sufficient taxable income in the future to offset the available deferred tax assets based on evidence considered to be objective and verifiable. Based on the analysis at December 31, 2022 and 2021, the Company concluded that it is more likely than not, that the $18.5 million and $21.9 million, respectively, of net deferred tax assets will be realized through future projected taxable income.

For the year ended December 31, 2022, recent changes in market conditions, including rising interest rates, impacted the unrealized tax gains and losses in the available-for-sale securities portfolio resulting in deferred tax assets related to net unrealized tax capital losses for the Company. The deferred tax asset relates to the unrealized losses for which the carryforward period has not yet begun, and as such, when assessing its recoverability, we consider our ability and intent to hold the underlying securities to recovery, our capital loss carryback capacity, along with reversing capital deferred tax liabilities As of December 31, 2022, based on all available evidence, we concluded that a valuation allowance should be established on a portion of the $28.1 million net deferred tax asset related to unrealized losses that are not more-likely-than-not to be realized in the Company’s available-for-sale securities portfolio. For the year ending December 31, 2022, and 2021, respectively, the Company recorded a $22.4 million and nil valuation allowance against these unrealized tax capital losses referenced in the preceding sentence. All of the valuation allowance establishment was allocated to other comprehensive income. The net change in the total valuation allowance for the year ended December 31, 2022 and 2021 was an increase of $22.4 million and nil, respectively.

Carryforwards

The following table sets forth the amount and expiration dates of federal net operating loss carryforwards (in thousands) for tax periods indicated:

	December 31,
	2022	2021
Federal net operating and capital loss carryfowards(1)	$2,802	$—
Foreign tax Credits (2)	1,251	—
Total	$4,053	$—
(1) Unlimited carryfoward
(2) 10 year carryfoward

Notes to Financial Statements | 9. Income Taxes
Accounting For Uncertainty In Income Taxes

The Company determines whether a tax position is more likely than not to be sustained upon examination by tax authorities. The portion of a tax position that is greater than the 50% likelihood of being realized is recorded on the financial statements and any unrecognized part of a position due to uncertainties are recorded as a liability and are charged to income tax in the period that determination is made. The Company has considered both permanent and temporary positions in determining the unrecognized tax benefit. At December 31, 2022, the Company had no reserves related to unrecognized tax benefits. For the year ended December 31, 2021, the Company decreased the reserve by $2.3 million related to a change in the calculation of its tax basis reserves as a result of the lapse of the statute of limitations, which resulted in no reserves related to unrecognized tax benefits at December 31, 2021. The unrecognized benefit had been recorded in the net federal income tax receivable included in other assets on the balance sheet.

The Company recognizes interest and penalties accrued, if any, related to unrecognized tax benefits as a component of income tax (benefit) expense. The Company did not recognize any interest and penalty expense in 2022, 2021 and 2020. For 2022 and 2021 the Company had accrued total interest expense of nil for both years. For 2022 and 2021, the Company did not accrue any amounts for penalties.

Based on information available as of December 31, 2022, the Company believes that, in the next 12 months, there are no positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly increase or decrease.

Tax Examinations and Litigation

The Company is no longer subject to U.S. federal tax examinations by tax authorities for years prior to 2018. Tax years from 2018 to 2022 remain open under the statute of limitations.

Organization and Tax Sharing Agreements

Brooke Life files a consolidated federal income tax return with the U.S. government including the life insurance company subsidiaries Jackson, Jackson-NY, and Squire Reassurance Company II, Inc. (“Squire Re II”). The Company also files income tax returns with various state and local jurisdictions.

Brooke Life, Jackson, Jackson-NY, and Squire Re II have entered into written tax sharing agreements. These tax sharing agreements are generally based on a separate return basis with benefits for credits and losses.

10. Commitments, Contingencies, and Guarantees

In the ordinary course of business, the Company is party to legal actions and, at times, regulatory investigations. Given the inherent unpredictability of these matters, it is difficult to estimate the impact on the Company’s financial position. A reserve is established for contingent liabilities if it is probable that a loss has been incurred and the amount is reasonably estimable. It is possible that an adverse outcome in certain of the Company’s contingent liabilities, or the use of different assumptions in the determination of amounts recorded, could have a material effect upon the Company’s financial position. However, it is the opinion of management that the ultimate disposition of contingent liabilities is unlikely to have a material adverse effect on the Company’s financial position. The Company accrues for legal contingencies once the contingency is deemed to be probable and reasonably estimable.

At December 31, 2022 and 2021, unfunded commitments related to debt securities totaled nil and $229 thousand, respectively.

Notes to Financial Statements | 11. Statutory Accounting Capital and Surplus
11.    Statutory Accounting Capital and Surplus

The Company is required to prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the insurance department of the state of domicile. Statutory accounting practices primarily differ from GAAP by charging policy acquisition costs to expense as incurred and establishing future policy benefit liabilities using different actuarial assumptions, as well as valuing investments and certain assets and accounting for deferred income taxes on a different basis.

The declaration of dividends that can be paid by the Company is regulated by New York Insurance Law. The Company must file a notice of its intention to declare a dividend and the amount thereof with the Superintendent at least thirty days in advance of any proposed dividend declaration. Dividends are only payable out of earned surplus. The maximum amount of dividends that can be paid in 2022 without prior approval is approximately $60.1 million.

Statutory capital and surplus of the Company, as reported in its Annual Statement, was $603.1 million and $661.9 million at December 31, 2022 and 2021, respectively. Statutory net income (loss) of the Company, as reported in its Annual Statement, was $(53.9) million, $48.4 million, and $19.9 million in 2022, 2021 and 2020, respectively.

A Continuous Commissioners’ Annuity Reserve Valuation Method (“CARVM”) reserve basis is prescribed for New York domiciled companies. In the National Association of Insurance Commissioners’ Accounting Practices and Procedures Manual (“NAIC SAP”), the application of Curtate CARVM reserve valuation is required. The Company’s fixed annuity reserves are not valued under Curtate CARVM according to NAIC SAP, but rather, are valued under Continuous CARVM according to New York Insurance Law. If the application of Curtate CARVM reserve valuation were used, statutory capital and surplus would have increased by $304 thousand and $243 thousand at December 31, 2022 and 2021, respectively, and statutory net income would have increased (decreased) by $61 thousand, $(125) thousand, and $(44) thousand, in 2022, 2021 and 2020, respectively.

Valuation Manual-22: Maximum Valuation Interest Rates for Income Annuities (“VM-22”) was effective for NAIC SAP for 2018. New York state law did not reference the Valuation Manual for purposes of defining minimum reserve standards in calendar year 2018, did not require VM-22 for 2019, and adopted an adaptation of VM-22 beginning in 2020. Thus, reserves for payout business are not valued according to VM-22, but rather, are valued per New York regulation. If reserves were established according to NAIC SAP, statutory capital and surplus would have increased (decreased) by $1.2 million and $(401) thousand as of December 31, 2022 and 2021, respectively. Additionally, net income would have increased by $1.6 million, $261 thousand, and $248 thousand in 2022, 2021 and 2020, respectively.

Valuation Manual-21: Requirements for Principle-Based Reserves for Variable Annuities (“VM-21”) was amended and effective for NAIC SAP for 2020. New York state law incorporated VM-21 but also included an additional floor calculation for purposes of defining minimum reserve standards. The Company’s reserves were not valued solely under VM-21 according to NAIC SAP, but rather, were valued with the additional floor calculation according to New York Insurance Law. If reserves were established according to NAIC SAP, statutory capital and surplus would have increased $27.7 million and $25.9 million as of December 31, 2022 and 2021, respectively. Additionally, net income would have increased (decreased) by $1.9 million, $(751) thousand, and $7.0 million in in 2022, 2021 and 2020, respectively.

The NAIC has developed certain risk-based capital (“RBC”) requirements for life insurance companies. Under those requirements, compliance is determined by a ratio of a company’s total adjusted capital (“TAC”), calculated in a manner prescribed by the NAIC to its authorized control level RBC, calculated in a manner prescribed by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. The minimum level of TAC before corrective action commences is twice the authorized control level RBC (“Company action level RBC”). At December 31, 2022, the Company’s TAC was more than 1200% of the Company action level RBC.

Notes to Financial Statements | 12. Other Related Party Transactions
12.    Other Related Party Transactions

The Company's investment portfolio is managed by PPM America, Inc. (“PPM”), a registered investment adviser. PPM Holdings, Inc. ("PPMH"), is the holding company of PPM, and is a wholly-owned subsidiary of Jackson Financial, Inc., which is the ultimate parent of Jackson-NY. The Company paid $2.0 million, $1.8 million, and $1.5 million to PPM for investment advisory services during 2022, 2021, and 2020, respectively.

The Company has an administrative services agreement with Jackson, under which Jackson provides certain administrative services. Administrative fees paid to Jackson were $23.2 million, $14 million, and $38.7 million in 2022, 2021 and 2020, respectively.

The Company has an administrative services agreement with Jackson National Life Distributors, LLC (“JNLD”), a subsidiary of Jackson, under which JNLD provides certain administrative and marketing services. Fees for these services paid to JNLD were $0.6 million, $0.7 million, and $1.8 million in 2022, 2021 and 2020, respectively.

13.    Benefit Plans

The Company participates in a defined contribution retirement plan covering substantially all employees, sponsored by its Parent. Effective January 1, 2020 employees are immediately eligible to participate in the Company’s matching contribution. To be eligible to participate in the Company’s profit sharing contribution, an employee must have attained the age of 21, completed at least 1,000 hours of service in a 12-month period and passed their 12-month employment anniversary. In addition, the employee must be employed on the applicable January 1 or July 1 entry date. The Company’s annual profit sharing contributions are based on a percentage of eligible compensation paid to participating employees during the year. In addition, the Company matches a participant’s elective contribution, up to 6 percent of eligible compensation, to the plan during the year. The Company’s expenses related to this plan were $182 thousand, $179 thousand, and $301 thousand in 2022, 2021 and 2020, respectively.

The Company maintains non-qualified voluntary deferred compensation plans for certain employees, sponsored by its Parent. Additionally, the Company sponsors a non-qualified voluntary deferred compensation plan for certain agents, with the assets retained by Jackson under an administrative services agreement. At December 31, 2022 and 2021, Jackson’s liability for the Company’s portion of such plans totaled $6.2 million and $6.7 million, respectively. There were no expenses related to these plans in 2022, 2021 and 2020.

Notes to Financial Statements | 14. Accumulated Other Comprehensive Income (Loss)
14.    Accumulated Other Comprehensive Income (Loss)

Comprehensive income includes all changes in shareholder’s equity (except those arising from transactions with owner/shareholder) and, in the Company’s case, includes net income and net unrealized gains or losses on available-for-sale debt securities.

The following table represents changes in the balance of accumulated other comprehensive income ("AOCI"), net of income tax, related to unrealized investment gains (losses) (in thousands):

	Years Ended December 31,
	2022	2021	2020
Balance, beginning of period	$32,125	$64,645	$33,346

Change in unrealized appreciation (depreciation) of investments	(175,764)	(49,830)	61,153
Change in unrealized appreciation (depreciation) - other	54,305	13,854	(18,924)
Change in deferred tax asset	3,447	7,685	(9,114)
Other comprehensive income (loss) before reclassifications	(118,012)	(28,291)	33,115
Reclassifications from AOCI, net of tax	(2,095)	(4,229)	(1,816)
Other comprehensive income (loss)	(120,107)	(32,520)	31,299
Balance, end of period	$(87,982)	$32,125	$64,645

The following table represents amounts reclassified out of AOCI (in thousands):

AOCI Components	Amounts Reclassified from AOCI			Affected Line Item in the Income Statement

	Years Ended December 31,
	2022	2021	2020
Net unrealized investment gain (loss):
Net realized gain (loss) on investments	$(3,804)	$(7,863)	$(3,485)	Net realized gains (losses) on investments
Other impaired securities	153	6	95	Net realized gains (losses) on investments
Net unrealized gain (loss)	(3,651)	(7,857)	(3,390)
Amortization of deferred acquisition costs	989	2,482	1,091
Reclassifications, before income taxes	(2,662)	(5,375)	(2,299)
Income tax expense (benefit)	(567)	(1,146)	(483)
Reclassifications, net of income taxes	$(2,095)	$(4,229)	$(1,816)

Notes to Financial Statements | 15. Revision and Reclassifications of Prior Period Financial Statements
15. Revision and Reclassifications of Prior Period Financial Statements

In 2022, the Company identified errors related to the classification of certain balances and amounts in line items of the Balance Sheets, Income Statements, and Statements of Cash Flows of its previously issued Financial Statements. These errors consist of balances and amounts related to liabilities for certain life-contingent annuities and deferred sales inducement amortization, and do not impact previously reported net income, total equity, or net cash flows.

Management evaluated these errors and the impact to previously issued financial statements based upon SEC Staff Accounting Bulletin No. 99, Materiality, which has since been codified in Accounting Standards Codification (“ASC”) 250, Accounting Changes and Error Corrections. Based on this evaluation, management has concluded that the adjustments and impact of these errors are not material to any previously issued financial statements. However, to improve the consistency and comparability of the financial statements, management has revised previously reported financial statement line items and related disclosures in this report.

The following tables present the Balance Sheets and Income Statements line items affected by the revisions and reclassifications of previously reported financial statements, detailing amounts previously reported, the impact upon those line items due to revisions and reclassifications and amounts as currently revised within the financial statements. For the years ended December 31, 2021 and 2020, the reclassification also impacted the Statements of Cash Flows in the amount of $1.2 million and $20 thousand, respectively, which increased financing cash flows offset by a decrease in operating cash flows in 2021 and decreased financing cash flows offset by an increase in operating cash flows in 2020. In addition, there were revisions reflected in our disclosures throughout these financial statements.

Balance Sheets (in thousands)	As Previously Reported	Impact of Revisions and Reclassifications	As Revised
	12/31/21	12/31/21	12/31/21

Assets
Total assets	21,041,982	—	21,041,982

Liabilities
Reserves for future policy benefits and claims payable	341,413	32,915	374,328
Other contract holder funds	1,761,864	(32,915)	1,728,949
Total liabilities	20,332,445	—	20,332,445
Total liabilities and equity	$21,041,982	$—	$21,041,982

Notes to Financial Statements | 15. Revision and Reclassifications of Prior Period Financial Statements

Income Statements (in thousands)	As Previously Reported	Impact of Revisions and Reclassifications	As Revised
	Year Ended	Year Ended	Year Ended
	12/31/21	12/31/21	12/31/21

Revenues
Fee income	$39,916	$(192)	$39,724
Total revenues	258,979	(192)	258,787

Benefits and Expenses
Death, other policy benefits and change in policy reserves, net of deferrals	(16,791)	777	(16,014)
Interest credited on other contract holder funds, net of deferrals and amortization	14,003	(927)	13,076
Amortization of deferred acquisition costs	17,452	(42)	17,410
Total benefits and expenses	173,301	(192)	173,109
Net income (loss)	$84,610	$—	$84,610

Income Statements (in thousands)	As Previously Reported	Impact of Revisions and Reclassifications	As Revised
	Year Ended	Year Ended	Year Ended
	12/31/20	12/31/20	12/31/20

Revenues
Fee income	$33,182	$(315)	$32,867
Premium	69	164	233
Total revenues	256,296	(151)	256,145

Benefits and Expenses
Death, other policy benefits and change in policy reserves, net of deferrals	23,523	1,679	25,202
Interest credited on other contract holder funds, net of deferrals and amortization	14,859	(1,632)	13,227
Amortization of deferred acquisition costs	(1,794)	(198)	(1,992)
Total benefits and expenses	205,414	(151)	205,263
Net income (loss)	$55,436	$—	$55,436

16.    Subsequent Events

The Company has evaluated events through March 31, 2023, which is the date these financial statements were issued.